EXHIBIT 10.26

                             BASIC LEASE INFORMATION

Lease Date:         March 27, 1997

Tenant:             SOUTHWESTERN FINANCIAL SERVICES CORPORATION

Tenant's Address:   P.O. Box 2699
                    Dallas, Texas 75221

Contact:            Mr. Hubert Mathis     Telephone:   (214) 954-7401
                                          Facsimile:   (214) 954-7345

Landlord:           MAXUS TOWER LIMITED PARTNERSHIP
                    a Texas limited partnership

Landlord's Address: 717 N. Harwood Street, Suite 1650
                    Dallas, Texas 75201

Contact:            Property Manager       Telephone:    214-979-6100
                                           Facsimile:    214-754-0455

Premises:           Effective as of the Commencement Date, approximately 111,000 rentable  square feet (the  "Initial  Space")  being  10,451 rentable square feet on the 20th floor, 24,877 rentable square feet on the 21st floor, 25,050 rentable square feet on the 22nd floor, 25,224 rentable square feet on the 23rd floor and 25,398 rentable square feet on the 24th floor, plus effective as of July 1, 1999 (the "Staged Occupancy
                    Space Commcement Date") approximately 14,253 rentable square feet (the "Staged Occupancy Space") on the 20th floor, in the office building (the "Buildings located on the land described as city block 243, City of Dallas, Dallas County, Texas, and whose street address is 717 N. Harwood (the
                    "Land"). The Initial Space and the staged Occupancy Space comprising the Premises are outlined on the plan attached to the Lease as Exhibit A. Tenant has measured the Initial
                    Space and the Staged Occupancy Space and Landlord and Tenant hereby stipulate that the Initial Space and the Staged
                    Occupancy Space contain in the aggregate 125,253 rentable square feet.

Term: 120 months, commencing March 1, 1998 (the "Commencement Date") and ending at 5:00 p.m. February 29, 2008, subject to adjustment and earlier termination as provided in the Lease and subject to Tenant's renewal rights described in Exhibit
                    F. (See Section 26.a. regarding Tenant's right to occupy the Premises prior to the Commencement Date.)

Basic Rental:                                            Basic Rental Rate
                          Period                     Per Rentable Square Foot
                    03/01/98 - 02/28/03                       $14.35
                    03/01/03 - 02/29/08                       $15.35

                    In the event Tenant fails to timely elect to lease the First Expansion Space, Tenant shall pay to Landlord, commencing July 1, 1998 and continuing throughout the Term, an increase in Basic Rent in the amount of 5.05 per annum per rentable square foot in the Premises, all as set forth in Section 26.f.(i).

Security Deposit:   $-0-.


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Rent:               Basic   Rental,    Premises   Electrical   Costs,   Tenant's
                    Proportionate Share of Common Area Electrical Costs, Excess (pursuant to the terms of Exhibit C), and all other sums that Tenant may owe to Landlord under the Lease.

Permitted Use:      General office use.

Tenant's
Proportionate
Share: 13.4106% with respect to the Initial Space, which is the percentage obtained by dividing (i) the 111,000 rentable square feet in the Initial Space by (ii) the 827,704 rentable square feet in the Building, and 1.7220% with respect to the Staged Occupancy Space, which is the percentage obtained by dividing (i) the 14,253 rentable square feet in the Staged Occupancy Space by (ii) the 827,704 rentable square feet in the Building. In the event the rentable square feet contained in the Initial Space and/or the Staged Occupancy Space increases or decreases, Tenant's Proportionate Share shall be adjusted in accordance with a fraction, the numerator of which is the number of rentable square feet contained in the Initial Space and the Staged Occupancy Space and the denominator of which is the 827,704 rentable square feet in the Building.

Expense Stop:       An  amount  equal  to  106% of the  actual  Basic  Cost  per rentable square foot in the Building for the 1997 calendar year, as set forth on Exhibit C.


Initial Liability
Insurance Amount:   $5,000,000.

Maximum
Construction
Allowance:          $24.50 per rentable  square foot with respect to the Initial
                    Space and a  prorated  amount  with  respect  to the  Staged
                    Occupancy Space calculated in accordance with Exhibit D.

The foregoing Basic Lease Information is incorporated into and made a part of the Lease identified above. If any conflict exists between any Basic Lease Information and the Lease, then the Lease shall control.

LANDLORD:                                TENANT:
MAXUS TOWER LIMITED PARTNERSHIP,         SOUTHWESTERN FINANCIAL
a Texas limited partnership              SERVICES CORPORATION
                                         a Delaware corporation

By: Shamrock Equities Limited,           By:/s/Glenn H. Gettier, Jr.
    a Delaware Limited partnership,         ------------------------
    its sole general partner             Name: Glenn H. Gettier, Jr.
                                         Title: President & Chief
                                                Executive Officer

    By:  /s/Preston R. Sargent
         ---------------------
    Name:   Preston R. Sargent
    Title:  President



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                                TABLE OF CONTENTS
                                                                            Page

DEFINITIONS AND BASIC PROVISIONS...............................................1

LEASE GRANT....................................................................1

TERM...........................................................................l

RENT ..........................................................................1
     a.  Payment...............................................................1
     b.  Intentionally Deleted.................................................2
     c.  Electrical Costs......................................................2
     d.  Annual Cost Statement.................................................2

DELINQUENT PAYMENT; HANDLING CHARGES...........................................2

LANDLORD'S OBLIGATIONS.........................................................3
     a.  Services..............................................................3
     b.  Excess Utility Use....................................................4
     c.  Discontinuance........................................................4
     d.  Restoration of Services: Abatement....................................4

IMPROVEMENTS; ALTERATIONS; REPAIRS; MAINTENANCE................................5
     a.   Improvements: Alterations............................................5
     b.  Repairs: Maintenance..................................................6
     c.  Performance of Work...................................................6
     d.  Mechanic's Liens......................................................6

USE............................................................................7

ASSIGNMENT AND SUBLETTING......................................................7
     a.  Transfers: Consent....................................................7
     b.  Cancellation .........................................................8
     c.  Additional Compensation...............................................8
     d.  Permitted Transferees.................................................8

INSURANCE; WAIVERS; SUBROGATION; INDEMNITY.....................................9
     a.  Insurance.............................................................9
     b.  Waiver of Negligence Claims: No Subrogation..........................10
     c.  Indemnity............................................................10

SUBORDINATION ATTORNMENT NOTICE TO LANDLORD'S MORTGAGEE                       10
     a.  Subordination........................................................10
     b.  Attornment...........................................................10
     c.  Notice to Landlord's Mortgagee.......................................11
     d.  Non-Disturbance Agreement............................................11

RULES AND REGULATIONS.........................................................11

CONDEMNATION..................................................................11
     a.  Taking - Landlord's and Tenant's Rights..............................11
     b.  Taking - Landlord's Rights...........................................11
     c.  Award................................................................12

FIRE OR OTHER CASUALTY........................................................12
     a.  Repair Estimate......................................................12
     a   Landlord's and Tenant's Rights.......................................12
     c.  Landlord's Rights....................................................12
     d.  Repair Obligation....................................................13

TAXES ........................................................................13

EVENTS OF DEFAULT.............................................................13

REMEDIES......................................................................14

PAYMENT BY TENANT; NON-WAIVER.................................................15
     a.  Payment by Tenant....................................................15
     b.  No Waiver............................................................15

LANDLORD'S LIEN...............................................................15

SURRENDER OF PREMISES.........................................................16

HOLDING OVER..................................................................16


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CERTAIN RIGHTS RESERVED BY LANDLORD...........................................17

MISCELLANEOUS.................................................................17
     a.  Landlord Transfer....................................................17
     b.  Landlord's Liability.................................................18
     c.  Force Majeure........................................................18
     d.  Brokerage............................................................18
     e.  Estoppel Certificates................................................18
     f.  Notices..............................................................18
     g.  Separability.........................................................18
     h.  Amendments: and Binding Effect.......................................19
     i.  quiet Enjoyment......................................................19
     j.   Joint and Several Liability.........................................19
     k.  Captions.............................................................19
     1.  No Merger............................................................19
     m.  No Offer.............................................................19
     n.  Tax Protest..........................................................19
     o.  Exhibits.............................................................20
     p.  Entire Agreement.....................................................20

SPECIAL PROVISIONS............................................................20
    a.   Early Occupancy......................................................20
    b.   Hazardous Substances.................................................21
    c.   Building Signage.....................................................21
    d.   Building Name........................................................21
    e.   Refurbishment Allowance..............................................22
    f.   Expansion Options....................................................22
    g.   Landlord's Default...................................................24
    h.   Memorandum of Lease..................................................24

EXHIBITS

Exhibit A - Outline of Premises and Expansion Area
Exhibit B - Building Rules and Regulations
Exhibit C - Operating Expense Escalator
Exhibit D - Tenant Finish-Work: Allowance
Exhibit E - Parking
Exhibit F - Extension Options
Exhibit G - Cleaning Specifications
Exhibit H - Form of Insurance
Exhibit I - Memorandum of Lease
Exhibit J - Landlord's Obligations with respect to Sprinkler Loop Exhibit K - Contractor and Third Party Services Insurance Requirements Exhibit L - Non-Disturbance and Attornment Agreement
Exhibit M - Additional Items Tenant May Remove at Termination of Lease Exhibit N - Leasehold Improvements Not Required to be Removed at
             Termination of Lease
Exhibit O - Building Monument Sign
Exhibit P - Definition of Common Area

                                      LEASE

THIS LEASE AGREEMENT (this "Lease") is entered into as of March 27, 1997, between Maxus Tower Limited Partnership, a Texas limited partnership
("Landlord"), and Southwestern Financial Services Corporation, a Delaware corporation ("Tenant").

DEFINITIONS
AND BASIC
PROVISIONS          1. The  definitions  and basic  provisions  set forth in the
                    Basic Lease Information (the "Basic Lease Information") executed by Landlord and Tenant contemporaneously herewith are incorporated herein by reference for all purposes.

LEASE GRANT         2.  Subject to the terms of this Lease,  Landlord  leases to
                    Tenant, and Tenant leases from Landlord, the Premises and the non-exclusive use of the common areas of the Building.
                    As used herein the term "common areas" shall mean those areas of the Building set forth on Exhibit P.

TERM 3. If the Commencement Date is not the first day of a calendar month, then the Term shall be extended by the time between the Commencement Date and the first day of the next month. If this Lease is executed before he Premises become vacant or otherwise available and ready for occupancy by Tenant, or if any present occupant of the Premises holds over and Landlord cannot acquire possession of the Premises before the Commencement Date, then (a) Tenant's obligation to pay Rent hereunder shall be waived until Landlord tenders possession of the Premises to Tenant, (b) the Term shall be extended by the time between the scheduled Commencement Date and the date on which Landlord tenders possession of the Premises to tenant (which date will then be defined as the Commencement Date), (c) Landlord shall not be in default hereunder or be liable for damages therefor, and (d) Tenant shall accept possession of the Premises when Landlord tenders possession thereof to Tenant. Notwithstanding anything herein to the contrary, in the event Landlord does not tender possession of the Premises within 90 days following the Commencement Date set forth in the Basic Lease Information, Tenant shall have the right, as Tenant's sole and exclusive remedy, to terminate this Lease by delivering written notice thereof to Landlord prior to the date Landlord tenders possession. Tenant acknowledges that Tenant has been afforded the opportunity co inspect the Premises and has conducted such tests as Tenant, in Tenant's sole discretion, deems appropriate, and Tenant accepts the Premises in their as is condition, subject to Landlord's repair obligations expressly set forth in this Lease and Landlord's obligations set forth on Exhibit J. Tenant shall execute and deliver to Landlord, within ten days after Landlord has requested same, a letter confirming (i) the Commencement Date, (ii) that Tenant has accepted the Premises, and (iii) that Landlord has performed all of its obligations with respect to the Premises (except for punch-list and other items specified in such letter). Tenant hereby acknowledges that the air quality of the Building as of the date of this Lease is acceptable to Tenant.

RENT 4. a. Payment. Tenant shall timely pay co Landlord the Basic Rental and all additional sums to be paid by Tenant to Landlord under this Lease, including the amounts set forth in Exhibit C, without deduction or set off, at Landlord's Address (or such other address as Landlord may from time to time designate in writing to Tenant). Basic Rental, adjusted as herein provided, shall be payable monthly in advance. The first monthly installment of Basic Rental shall be payable on the Commencement Date; thereafter, monthly installments of Basic Rental shall be due on the first day of the second full calendar month of the Term and continuing on the first day of each succeeding calendar month during the Term. Basic Rental for any fractional month at the beginning of the Term shall be prorated based on 1/365 of the current annual Basic Rental for each day of the partial month this Lease is in effect, and shall be due on the Commencement Date.

                    b. [Intentionally Deleted.]

                    c. Electrical Costs.  Tenant shall pay to Landlord an
                    amount (the Electrical Costs") equal to the sum of the cost of the electricity used by the Premises (the "Premises Electrical Costs"), plus the product of (i) the cost of all electricity used by the common areas of the Building ("Common Area Electrical Costs"), multiplied by (ii) Tenant's Proportionate Scare. The Premises shall be separately metered by Tenant, at Tenant's sole cost and expense, to determine the Premises Electrical Costs. The Premises Electrical Costs shall be payable monthly on the first day of each calendar month based on the actual cost to Landlord of the Premises Electrical Costs. The Common Area Electric Al Costs shall be payable monthly based on Landlord's estimate of the amount due for each month, and shall be due on the Commencement Date and on the first day of each calendar month thereafter unless Landlord has theretofore furnished Tenant with information indicating the amount due, in which event such amount shall be due within ten days after Landlord has delivered to Tenant an invoice therefor.

                    d. Annual Cost Statement. By April 1 of each calendar year, or as soon thereafter as practicable, Landlord shall furnish to Tenant a statement of Landlord's actual Common Area Electrical Costs (the "Annual Cost Statement") for the previous year adjusted as provided in Section 4.e. If the Annual Cost Statement reveals that Tenant paid more for Common Area Electrical Costs than Tenant's Proportionate Share of Common Area Electrical Costs in the year for which such statement was prepared, then Landlord shall reimburse or credit Tenant such excess within 30 days after delivery of the Annual Cost Statement in question likewise, if Tenant paid less than Tenant's Proportionate Share of Common Area Electrical Costs, then Tenant shall pay Landlord such deficiency within 30 days after delivery of the Annual Cost Statement. Tenant shall have the right to audit the Annual Cost Statement pursuant to the terms of Section (f) of Exhibit C.

DELINQUENT
PAYMENT;
HANDLING
CHARGES 5. All payments required of Tenant hereunder shall bear interest from the date due until paid at the lesser per annum rate of (i) 4% in excess of Prime Rate, or (ii) the maximum lawful rate. Alternatively, Landlord may charge Tenant a fee (the "Late Fee" equal to 5% of the delinquent payment to reimburse Landlord for its cost and inconvenience incurred as a consequence of Tenant's delinquency. In no event, however, shall the charges permitted under this
                    Section 5 or elsewhere in this Lease, to the extent the same are considered to be interest under applicable law, exceed the maximum lawful rate of interest With respect to the first past due payment during any calendar year, Landlord agrees to (i) waive the Late Fee, and (ii) waive the first 10 days of interest.

                    6. [Intentionally Deleted.]

LANDLORD'S
OBLIGATIONS         7. a.  Services  Landlord  shall furnish to Tenant (1) water
                    (hot and cold) at those  points  of supply on each  floor of the  Premises  provided  for  general  use of tenants of the
                    Building;  (2) heated and  refrigerated  air conditioning as appropriate,  at such times as Landlord  normally  furnishes these  services to all tenants of the Building,  and at such
                    temperatures   and  in  such   amounts  as  are   reasonably
                    considerred by Landlord to be standard  ("Building  Standard
                    HVAC") (3)  janitorial  service to the  Premises on weekdays other  than  holidays  in  accordance  with  Exhibit G. such service to be  furnished  by an insured  janitorial  service
                    supplier   (Landlord  reserves  the  right  to  bill  Tenant
                    separately for extra janitorial  service requested by Tenant which  are not  specified  on  Exhibit  G) and  such  window washing as may from time to time in  Landlord's  judgment be reasonably required; (4) elevators for ingress and egress to the floors on which the Premises are located, in common with other tenants,  provided that Landlord may reasonably  limit the  number of  elevators  to be in  operation  (i) at times other than  during  customary  business  hours,  and (ii) on holidays  (provided,  that,  in  all  events  at  least  one elevator to all floors of the Premises shall be in operation at all times);  (5) replacement of  Building-standard  light bulbs and fluorescent tubes, provided that Landlord's direct actual cost without any mark-up or profit for such bulbs and tubes  shall  be  paid  by  Tenant;  and  (6)  400  amps  of electrical  service available to each floor of the Premises;
                    provided,  however,  that Tenant  shall be  responsible,  at
                    Tenant's sole cost, for transforming such electrical service
                    to  meet  Tenant's  electrical  needs,  including,   without
                    limitation,   the   purchase   and   installation   of   KVA
                    transformers  on the 21st and 24th  floors of the  Building.
                    For  informational  purposes only,  Landlord  hereby advises
                    Tenant  : that  (i)  Landlord  currently--  provides  to the
                    Premises  Building  Standard HVAC 24 hours.  per day, 7 days
                    per  week  without   additional  charge,  -  (ii)  customary
                    business ??? are  currently-  7:00 a.m.-to 7:00 p.m.  Monday through  Friday  and 7:00 a.m.  to 1:00 p.m.  Saturday,  and
                    (iii) holidays  currently mean New Year's Day, Memorial Day,
                    Independence Day, Labor Day,  Thanksgiving Day and Christmas
                    Day.  Tenant  acknowledges,   however,   that  such  policy,
                    customary business hours and holidays are subject to change from time to time. Landlord shall deliver reasonable prior written notice to Tenant of any such change. If Landlord delivers prior written notice to Tenant of any such change, Landlord shall nevertheless furnish Tenant Building Standard
                    HVAC at no cost  during the hours of 7:00 a.m.  to 7:00 p.m.
                    Monday through Friday and 7:00 a.m. to 1:00 p.m. Saturday, except New Year's Day, Memorial Day, Independence Day, Labor
                    Day, Thanksgiving Day and Christmas day, and, upon notice prior to 3:00 p.m. of the day for which such after hours service is requested, Landlord shall furnish Tenant Building
                    Standard HVAC during all other hours at Tenant's cost based upon Landlord's direct actual cost therefor without any mark-up or profit. Landlord shall maintain the common areas of the Building in a manner consistent with comparable buildings in the central business district of Dallas, Texas, except for damage occasioned by Tenant, or its employees, agents or invitees. If Tenant desires any other services specified in this Section 7.a. (other than Building Standard
                    HVAC) at any time other than times herein designated, such services shall be supplied to Tenant upon the written request of Tenant delivered to Landlord before 3:00 p.m. on the business day preceding such extra usage, and Tenant shall pay to Landlord the direct actual cost without any mark-up or profit of such services monthly in the same manner as Basic Rental.

                    b. Excess Utility Use. Landlord shall use reasonable efforts to furnish electrical current for computers, electronic data processing equipment, special lighting, equipment that requires more than 110 volts, or other equipment whose electrical energy consumption exceeds normal office usage through the then-existing feeders and risers serving the Building and the Premises. The Premises shall be separately metered at Tenant's expense. Tenant shall not install any electrical equipment which would result in Tenant's connected load exceeding 8 watts per square foot of rentable area within the Premises unless approved in advance by Landlord. The use of electricity in the Premises shall not exceed the capacity of existing feeders and risers to or wiring in the Premises. Any risers or wiring required to meet Tenant's excess electrical requirements shall, upon Tenant's written request, be installed by Landlord, at Tenant's cost, if, in Landlord's reasonable judgment, the same are necessary and shall not cause permanent damage or injury to the Building or the Premises, cause or create a dangerous or hazardous condition, entail excessive or unreasonable alterations, repairs, or expenses, or interfere with or disturb other tenants of the Building. If Tenant uses machines or equipment (other than general office machines, excluding computers and electronic data processing equipment) in the Premises which affect the temperature otherwise maintained by the air conditioning system or otherwise overload any utility, and Tenant fails to cure such condition within 30 days after Landlord's written notice to Tenant, Landlord may install supplemental air conditioning units or other supplemental equipment in the Premises, and the direct actual cost thereof without any mark-up or profit, including the cost of installation, operation, use, and maintenance, shall be paid by Tenant to

                    Landlord within ten days after Landlord has delivered to Tenant an invoice therefor.

                    c. Discontinuance. Landlord's obligation to furnish services under Section 7.a. shall be subject to the rules and regulations of the supplier of such services (other than the janitorial service supplier) and applicable governmental rules and regulations. Landlord may, upon not less than 60-days' prior written notice to Tenant, discontinue any such service to the Premises, provided Landlord first arranges for a direct connection thereof through the supplier of such service. Tenant shall, however, be responsible for contracting with the supplier of such service and for paying all deposits for, and costs relating to, such service.

                    d. Restoration of Services Abatement. Landlord shall use reasonable efforts to restore any service that becomes unavailable; however, such unavailability shall not render Landlord liable for any damages caused thereby, be a constructive eviction of Tenant, constitute a breach of any implied warranty, or, except as provided in the next sentence, entitle Tenant to any abatement of Tenant's obligations hereunder unless such unavailability is caused by Landlord's gross negligence or willful misconduct. Notwithstanding the foregoing, in the event that (i) an interruption of any of those services to be provided by Landlord under this Section 7 shall render the Premises not usable by Tenant in a manner reasonably comparable to Tenant's manner of use thereof before the unavailability of such services without material discomfort or hardship, (ii) such interruption was not caused by any act or omission of Tenant or Tenant's employees, agents or contractors, and
                    (iii) such interruption was not the result of a Taking or casualty (in which case the terms of Section 14 and Section 15, respectively, shall govern), the following shall apply:
                    (A) if such interruption shall continue for a period in excess of 5 consecutive business days, then Tenant's Basic Rental obligations under the Lease shall abate for such period which exceeds 5 consecutive business days; (B) if such unavailability occurs more than 15 non-consecutive business days during any 12 month period, then Tenant's Basic Rental obligations under the Lease shall abate for each day of unavailability in excess of 5 business days; and
                    (C) if such unavailability shall continue for a period in excess of 45 consecutive days, then Tenant may terminate this Lease by delivering written notice thereof to Landlord prior to the restoration of such service. Such rental abatement shall be on a pro rata basis to reflect only that portion of the Premises affected by the interruption of services. The abatement of rent provided for in this paragraph shall not be applicable in the case of any interruption or malfunction resulting from a reduction or elimination of electrical service to the Building from the electrical utility company or governmental agency providing such electrical service or change in quality of such service, nor shall such abatement be applicable in the event of any interruption or malfunction of services due to regulations of any government or governmental authority or any utility company providing electrical service provided such interruption or malfunction is not due to the failure of Landlord to make payment for such service or the failure to comply or perform its contractual obligations or Landlord's failure to comply with existing applicable rules or regulations.

IMPROVEMENTS;
ALTERATIONS;
REPAIRS;
MAINTENANCE         8.  a.  Improvements;   Alterations.   Improvements  to  the
                    Premises  shall be  installed  at the expense of Tenant and, except  with  respect  to  Tenant's  furniture  and  movable partitions, only in accordance with plans and specifications which have been  previously  submitted  to and  approved  in writing by Landlord. Notwithstanding the foregoing, Landlord shall not unreasonably  withhold or delay its consent in the
                    event  Tenant   requests   Landlord's   permission  to  make
                    non-structural alterations, additions or improvements to the
                    Premises which do not affect the electrical,  mechanical, or heating,  ventilating  and air  conditioning  systems of the
                    Premises  or  the   Building.   After  the  initial   Tenant
                    improvements  are  made,  except  with  repent  to  tenant's furniture and movable partitions, no alterations or physical additions  in  or  to  the  Premises  may  be  made  without
                    Landlord's prior written consent.  Tenant shall not paint or install  lighting  or  decorations,  signs,  window  or door lettering,  or advertising media of any type on or about the
                    Premises without the prior written consent of Landlord.  All alterations,  additions,  or improvements (whether temporary or permanent in character,  and including without limitation all air-conditioning  equipment and all other equipment that is in any  manner  connected  to the  Building'  B  plumbing system) made in or upon the Premises,  either by Landlord or
                    Tenant,  shall be Landlord's property at the end of the Term and shall remain on the  Premises  without  compensation  to
                    Tenant. Approval by Landlord of any of Tenant's drawings and plans and  specifications  prepared in  connection  with any
                    improvements   in  the  Premises   shall  not  constitute  a
                    representation or warranty of Landlord as to the adequacy or sufficiency of such drawings,  plans and specifications,  or the improvements to which they relate, for any use, purpose, or condition,  but such approval shall merely be the consent of Landlord as required hereunder.  Notwithstanding anything in this Lease to the contrary,  Tenant shall be  responsible for  the  cost of all  work  required  to  comply  with  the retrofit requirements of the Americans with Disabilities Act
                    of  1990,  and  all  rules,   regulations,   and  guidelines
                    promulgated  thereunder,  (collectively,  the "ADA".) as the same may be amended from time to time,  necessitated  by any installations,  additions,  or alterations made in or to the
                    Premises at the  request of or by Tenant or by Tenant's  use of the  Premises  (other than  retrofit  work whose cost has been particularly identified as being payable by Landlord in an instrument signed by Landlord and Tenant),  regardless of whether such cost is incurred in  connection  with  retrofit work required in the Premises  (including the Work described
                    in   Exhibit  D)  or  in  other   areas  of  the   Building.
                    Notwithstanding the foregoing, Landlord shall be responsible for complying with the ADA with respect to the elevators and elevator lobbies.

                    b. Repairs; Maintenance. Tenant shall maintain the Premises (other than structural components thereof and the Building systems) in a clean, safe, operable condition, and shall not permit or allow to remain any waste or damage to any portion of the Premises, other than ordinary wear and tear and damage caused by Casualty (as defined in Section 15). Tenant shall repair or replace, subject to Landlord's direction and supervision, any damage to the Building to the extent caused by Tenant or Tenant's agents, contractors, or invitees. If Tenant fails to make such repairs or replacements within 15 days after the occurrence of such damage, then Landlord may make the same at Tenant's cost. In lieu of having Tenant repair any such damage outside of the Premises, Landlord may repair such damage at Tenant's cost. The direct actual cost of any repair or replacement work performed by Landlord under this Section 8, plus a reasonable administrative charge, shall be paid by Tenant to Landlord within ten days after Landlord has delivered to Tenant an invoice therefor.

                    c. Performance of Work. All work described in this Section 8 shall be performed only by Landlord or by contractors and subcontractors approved in writing by Landlord, which approval shall not be unreasonably withheld or delayed. Tenant shall cause all contractors and subcontractors to procure and maintain insurance coverage against such risks, in such amounts, and with such companies as comply with Landlord's requirements set forth on Exhibit K. All such work shall be performed in accordance with all applicable legal requirements and in a good and workmanlike manner so as not to damage the Premises, the primary structure or structural qualities of the Building, or plumbing, electrical lines, or other utility transmission facility. All such work which may affect the HVAC, electrical system, or plumbing must be approved by the Building's engineer of record, which consent shall not be unreasonably withheld or delayed, unless such work would materially affect the structure of the Building or the HVAC, electrical system or plumbing.

                    d. Mechanic's Liens. Tenant shall not permit any valid mechanic's liens to remain against the Premises or the Building for any work performed, materials furnished, or obligation incurred by or at the request of Tenant If any lien is filed (valid or invalid), then Tenant shall, within ten days after Landlord has delivered notice of the filing to Tenant, either pay the amount of the lien or diligently contest such lien and deliver to Landlord a bond or other security reasonably satisfactory to Landlord. If Tenant fails to timely take either such action, then Landlord may pay the lien claim without inquiry as to the validity thereof, and any amounts reasonably paid, including expenses and interest, shall be paid by Tenant to Landlord within ten days after Landlord has delivered to Tenant an invoice therefor.

USE 9. Tenant shall occupy and use the Premises only for the Permitted Use and shall comply with all applicable laws, orders, rules, and regulations relating to the use, condition, and occupancy of the Premises. The Premises shall not be used for any use which is disreputable or creates extraordinary fire hazards or results in an increased rate of insurance on the Building or its contents or the storage of any hazardous materials or substances. If, because of Tenant's acts, the rate of insurance on the Building or its contents increases, and Tenant fails to cease such acts within 10 days following written notice thereof, then such acts shall be an Event of Default, Tenant shall pay to Landlord the amount of such increase to the extent caused by Tenant's acts, on demand, and acceptance of such payment shall not constitute a waiver of any of Landlord's other rights. Tenant shall conduct its business and control its agents, employees, and invitees in such a manner as not to create any unreasonable nuisance or unreasonably interfere with other tenants or Landlord in its management of the Building.

ASSIGNMENT AND
SUBLETTING          10. a. Transfers Consent.  Except with respect to a transfer to a  Permitted  Transferee  (as  defined in 10.d.),  Tenant shall  not,  without  the  prior  written  consent  shall of
                    Landlord (which consent -shall not see unreasonably withheld or delayed),`(i)  advertise that any portion of the Premises is available for leases, (ii) assign,  transfer, or encumber this  Lease  or  any  estate  or  interest  herein,  whether directly or by operation of law, (iii) sublet any portion of the Premises, (iv) grant any license,  concession,  or other right of  occupancy of any portion of the  Premises,  or (v)
                    permit the use of the  Premises  by any  parties  other than
                    Tenant (any of the events listed in clauses (ii) through (v)
                    being  a  Transfer).   In   determining   whether  to  grant
                    permission to Tenant's request to assign this Lease or sublease the Premises, Landlord may consider any reasonable factor. Landlord and Tenant agree that any one of the following factors, or any other reasonable factor, will be reasonable grounds for deciding Tenant's request:

                         (A) The business reputation of the proposed assignee or
                    subleases must be in accordance with generally acceptable commercial standards and consistent with generally acceptable commercial standards of office buildings of comparable size and age in the central business district of Dallas, Texas;

                         (B) The use of the Premises by the proposed assignee or
                    sublessee must be for general or limited office use only;

                         (C) The  proposed  assignee or  sublessee  may not be a
                    tenant or occupant in the Building, unless Landlord does not have space available in the Building to accommodate such tenant's leasing requirements; and

                         (D) Use of the  Premises  by the  proposed  assignee or
                    sublessee shall not violate any other agreements affecting the Premises, the Building, Landlord or other tenants, provided, however, that Landlord agrees not to enter into any agreement subsequent to the date of this Lease which would prohibit a Permitted Transferee from using the Premises for the Permitted Use.

                    If Tenant requests Landlord's consent to a Transfer, then Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; banking, financial, and other credit information; and general references sufficient to enable Landlord to determine the proposed transferees creditworthiness and character. Tenant shall reimburse Landlord for its reasonable attorneys' fees and other direct actual expenses without any mark-up or profit incurred in connection with considering any request for its consent to a Transfer. If Landlord consents to a proposed Transfer, then the proposed transferee shall deliver to Landlord a written agreement whereby it expressly assumes the Tenant's obligations hereunder; however, any transferee of less than all of the space in the Premises shall be liable only for obligations under this Lease that are properly allocable to the space subject to the Transfer, and only to the extent of the rent it has agreed to pay Tenant therefor. Landlord's consent to a Transfer shall not release Tenant from performing its obligations under this Lease, but rather Tenant and its transferee shall be jointly and severally liable therefor. Landlord's consent to any Transfer shall not waive Landlord's rights as to any subsequent Transfers. If an Event of Default occurs while the Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other remediies, may collect directly from such transferee all rents becoming due to Tenant and apply such rents against Rent. Tenant authorizes its transferees to make payments of rent directly to Landlord upon receipt of notice from Landlord to do so.

                    b. Cancellation. Except with respect to (i) a transfer to a Permitted Transferee, or (ii) the subleasing of 50% of the rentable square feet of the Premises, other than to a Permitted Transferee, Landlord may, within 30 days after submission of Tenant's written request for Landlord's consent to a Transfer, cancel this Lease (or, as to a subletting or assignment, cancel as to the portion of the Premises proposed to be sublet or assigned) as of the date the proposed Transfer was to be effective. If Landlord cancels this Lease as to any portion of the Premises, then this Lease shall cease for such portion of the Premises and Tenant shall pay to Landlord all Rent accrued through the cancellation date relating to the portion of the Premises covered by the proposed Transfer. Thereafter, Landlord may lease such portion of the Premises to the prospective transferee (or to any other person) without liability to Tenant.

                    c. Additional Compensation. Tenant shall pay to Landlord, immediately upon receipt thereof, an amount equal to (i) all compensation received by Tenant for a Transfer that exceeds the Basic Rental, the Premises Electrical Costs and Tenant's share of Common Area Electrical Costs and Excess allocable to the portion of the Premises covered thereby, less (ii) reasonable out-of-pocket cost incurred by Tenant in connection with such Transfer,

                    d. Permitted Transfers. Notwithstanding any provision in this Lease to the contrary, the undersigned Tenant may, without Landlords prior written consent and without triggering any cancellation, termination or recapture rights on the part of Landlord, (i) assign its rights hereunder, sublease the Premises, or grant any license, concession, or other right of occupancy of any portion of the Premises to any parent, subsidiary or an affiliate corporation or entity of Tenant, or (ii) assign its rights hereunder or sublease the Premises to a bona fide purchaser of substantially all of the undersigned Tenant's assets or all of the corporate stock of the undersigned Tenant or its direct or indirect parent, or to an entity with which the undersigned Tenant enters into a bona fide merger or consolidation (each, a "Permitted Transferees); provided, however, that (x) the undersigned Tenant or the survivor of any bona fide merger or consolidation shall remain liable for the performance of all covenants, duties and obligations under the Lease, irrespective of any such assignment or sublease, (y) the use of the Premises by the Permitted Transferee may not violate any other agreements affecting the Premises, the Building, Landlord or other tenants, provided, however, that Landlord may not enter into any agreement subsequent to the date of this Lease which would prevent a Permitted Transferee from using the Premises for the Permitted Use, and (z) use of the Premises by the Permitted Transferee shall conform with the uses permitted by this Lease. Tenant shall notify Landlord, in writing, of any such assignment or sublease within thirty
                    (30) days after its occurrence and shall provide Landlord with all such reasonable information as Landlord may request regarding the identity and status of such assignee or sublessee. As used herein, the expression Affiliate corporation or entity" means a person or business entity, corporate or otherwise, that directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with Tenant. The word "control" means the right and power, direct or indirect to cause the direction of the management and policies of a person or business entity, corporation or otherwise.

INSURANCE;
WAlVERS;
SUBROGATION;
INDEMNITY           11. a.  lnsurance.  Tenant shall at its expense  procure and
                    maintain   throughout  the  Term  the  following   insurance
                    policies:  (i) comprehensive  general liability insurance in amounts  of  not  less  than  a  combined  single  limit  of
                    55,000,000  (the  Initial  Liabilitv   Insurance   Amount"),
                    insuring Tenant,  Landlord,  Landlord's  managing agents and their respective affiliates against all liability for injury to or death of a person or  persons  or  damage to  property arising  from the use and  occupancy of the  Premises,  (ii)
                    contractual liability insurance coverage sufficient to cover
                    Tenant's indemnity  obligations  hereunder,  (iii) insurance covering the full insurable  value of Tenant's  property and improvements,  and other  property  (including  property  of others),  in the Premises,  and (iv) workman's  compensation insurance,  containing a waiver of  subrogation  endorsement
                    reasonably   acceptable   to  Landlord,   and  (v)  business
                    interruption insurance. Tenant's liability insurance shall provide primary coverage to Landlord when any policy issued to Landlord provides duplicate or similar coverage, and in such circumstance Landlord's policy will be excess over Tenant's policy. Tenant shall furnish certificates of such insurance and such other evidence satisfactory to Landlord of the maintenance of all insurance coverages required hereunder, and Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least 30 days before cancellation or a material change of any such insurance. All such insurance policies shall be in the form attached hereto as Exhibit H or such other form as is reasonably satisfactory to Landlord, and issued by companies licensed to do business in Texas with a rating of A-X or better as established by Best's Rating Guide. The term "affiliate" shall mean any person or entity which, directly or indirectly, controls, is controlled by, or is under common control with the party in question.

                    b. Waiver of Negligence Claims; No Subrogation. Landlord shall not be liable to Tenant or those claiming by, through, or under Tenant for any injury to or death of any person or persons or the damage to or theft, destruction, loss, or loss of use of any property or inconvenience (a "Loss") caused by casualty, theft, fire, third parties, or any other matter (including Losses arising through repair or alteration of any part of the Building, or failure to make repairs, or from any other cause), regardless of whether the negligence of any party caused such Loss in whole or in part. Landlord and Tenant each waives any claim it might have against the other for any damage to or theft, destruction, loss, or loss of use of any property, to the extent the same is insured against under any insurance policy that covers the Building, the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements, or business, or, in the case of Tenant's waiver, is required to be insured against under the terms hereof, regardless of whether the negligence or fault of the other party caused such loss' however, Landlord's waiver shell not include say deductible amounts on insurance policies carried by Landlord (up to 525,000.00) or apply to any coinsurance penalty which Landlord might sustain, and Tenant's waiver shall not include any deductible surmounts on insurance policies carried by Tenant (up to 525,000.00) or apply to any coinsurance penalty which Ten nt might sustain. Each party shall cause its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party.

                    c. Indemnity. Subject to Section 11.b Tenant shall defend, indemnify, and hold harmless Landlord and its agents from and against all claims, demands, liabilities, causes of action, suits, judgments, and expenses (including attorneys'
                    fees) for any Loss arising from any occurrence on the Premises or from Tenant's failure to perform its obligations under this Lease (other than a Loss arising from the negligence of Landlord or its agents). Subject to Section 11.b, Landlord shall defend, indemnify, and hold harmless Tenant and its agents from and against all claims, demands, liabilities, causes of action, suits, judgments, and expenses (including attorney8'fees1 for any Loss arising from any occurrence in the Building' 8 common areas (other than a Loss arising from the negligence of Tenant or its agents or invitees). The indemnities set forth in Section ll.c shall survive termination or expiration of this Lease.

SUBORDINATION
ATTORNMENT;
NOTICE TO
LANDLORD'S
MORTGAGEE           12. a.Subordination.  This Lease shall be subordinate to any deed of trust,  mortgage,  or other  security  instrument (a
                    "Mortgage"), or any ground lease, master lease, or primary lease (a "Primary Lease"), that now or hereafter covers all or any part of the Premises (the mortgagee under any Mortgage or the lessor under any Primary Lease is referred to herein as "Landlord's Mortgagee") .

                    b. Attornment. Subject to, and conditioned upon, Tenant and Landlord's Mortgagee entering into a SNDA (as defined in
                    Section 12.d.), Tenant shall attorn to any party succeeding to Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, upon such party's written request, and shall execute such agreements confirming such attornment as such party may reasonably request.

                    c. Notice to Landlord's Mortgagee. Tenant shall not seek to enforce any remedy it may have for any default on the part of the Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail, to any Landlord's Mortgagee whose address has been given to Tenant, and affording such Landlord's Mortgagee a reasonable opportunity to perform Landlord' B obligations hereunder.

                    d. Non-Disturbance Agreement. Landlord shall deliver in the form attached hereto as Exhibit L contemporaneously with the execution and delivery of this Lease by Landlord, a non-disturbance and attornment agreement (the "SEDAN executed by General Electric Pension Trust, the current Landlord's Mortgagee as of the date of this Lease. Notwithstanding any contrary provision contained herein, the subordination of this Lease to any mortgage, deed of trust or other lien hereafter placed upon the Premises or the Building or any part thereof and Tenant's agreement to attorn to the holder of such mortgage, deed of trust or other lien as provided in this Section 12 shall be conditioned upon such holder's entering into a non-disturbance and attornment agreement in such form as shall be reasonably satisfactory to Tenant and such subsequent holder.

RULES AND
REGULATIONS         13.  Tenant shall comply with the rules and  regulations  of the  Building  which  are  attached  hereto  as  Exhibit  8.
                    Landlord may, from time to time, reasonably change such rules and regulations for the safety, care, or cleanliness of the Building and related facilities, provided that such changes are applicable to all tenants of the Building and will not unreasonably interfere with Tenant's use of the Premises. Tenant shall use commercially reasonable efforts to cause compliance with such rules and regulations by its employees, agents, and invitees.

CONDEMNATION        14. a. Taking - Landlord's and Tenant's Rights.  If any part of the  Building  is taken by right  of  eminent  domain  or conveyed  in lieu  thereof  (a  "Taking"),  and such  Taking prevents Tenant from conducting its business in the Premises
                    in  a  manner   reasonably   comparable  to  that  conducted
                    immediately before such Taking, then Landlord may, at its sole expense, relocate Tenant to office space in the central business district of Dallas, Texas reasonably comparable to the Premises, provided that Landlord notifies Tenant of its intention to do so within 30 days after the Taking. Such relocation may be for a portion of the remaining Term or the entire Term. Landlord shall complete any such relocation within 180 days after Landlord has notified Tenant of its intention to relocate Tenant. If Landlord does not elect to relocate Tenant following such Taking, then Tenant may terminate this Lease as of the date of such Taking by giving written notice to Landlord within 60 days after the Taking, and Rent shall be apportioned as of the date of such Taking.
                    If Landlord does not relocate Tenant and Tenant does not terminate this Lease, then Rent shall be abated on a reasonable basis as to that portion of the Premises rendered untenantable by the Taking.

                    b. Taking - Landlord's Rights. If any material portion, but less than all, of the Building becomes subject to a Taking, or if Landlord is required to pay any of the proceeds received for a Taking to Landlord's

                    Mortgagee, then this Lease, at the option of Landlord, exercised by written notice to Tenant within 30 days after such Taking, shall terminate and Rent shall be apportioned as of the date of such Taking. If Landlord does not so terminate this Lease and does not elect to relocate Tenant, then this Lease will continue, but if any portion of the Premises has been taken, Basic Rental shall abate as provided in the last sentence of Section l4.a.

                    c. Award. If any Taking occurs, then Landlord shall receive the entire award or other compensation for the Land, the Building, and other improvements taken, and Tenant may separately pursue a claim against the condemnor for, and retain any separate award or other compensation specifically made for, the value of Tenant's leasehold estate, including, without limitation, personal property which Tenant is entitled to remove under this Lease, moving costs, loss of business, and other claims it may have.

FIRE OR
OTHER
CASUALTY 15. a. Repair Postdate. If the Premises or the Building are damaged by fire or other casualty (a "Casualtv"), Landlord shall, within 30 days after such Casualty, deliver to Tenant a good faith estimate (the "Damage Notice") ,of the time needed to repair the damage caused by such Casualty.

                    b. Landlord's and Tenant's R iqhts. If a material portion of the Premisses or the Building is damage by Casualty such that Tenant is prevented from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Casualty and Landlord estimates that the damage caused thereby cannot be repaired within 180 days after the date of such Casualty, then Landlord may, at its sole expense, relocate Tenant to office space in the Building reasonably comparable to the Premises, provided that Landlord notifies Tenant of its intention to do so in the Damage Notice. Such relocation may be for a portion of the remaining Term or the entire Term and in the event such relocation is for a portion of the remaining Term, Landlord shall, at its sole expense, relocate Tenant from the temporary premises to the Premises after restoration thereof. Landlord shall complete any such relocation within 180 days after the date of such casualty. If Landlord does not elect to relocate Tenant following such Casualty, then Tenant may terminate this Lease by delivering written notice to Landlord of its election to terminate within 30 days after the Damage Notice has been delivered to Tenant. If Landlord does not relocate Tenant and Tenant does not terminate this Lease, then (subject to Landlord's rights under Section l5.c) Landlord shall repair the Building or the Premises, as the case may be, as provided below, and Rent for the portion of the Premises rendered untenantable by the damage shall be abated on a reasonable basis from the date of damage until the completion of the repair, unless Tenant caused such damage, in which case, Tenant shall continue to pay Rent without abatement.

                    c. Landlords Richts. If a Casualty damages a material portion of the Building, and Landlord makes a good faith determination that restoring the Premises would be uneconomical, or if Landlord is required to pay any insurance proceeds arising out of the Casualty to Landlord's Mortgagee, then Landlord may terminate this Lease by giving written notice of its election to terminate within 30 days after the Damage Notice has been delivered to Tenant, and Basic Rental hereunder shall be abated as of the date of the Casualty.

                    d. Repair Obligation. If neither party elects to terminate this Lease following a Casualty, then Landlord shall, within a reasonable time after such Casualty, commence to repair the Building and the Premises and shall proceed with reasonable diligence to restore the Building and Premises to substantially the same condition as they existed immediately before such Casualty; however, Landlord shall not be required to repair or replace any part of the furniture, equipment, fixtures, and other improvements which may have been placed by, or at the request of, Tenant or other occupants in the Building or the Premises, and Landlord's obligation to repair or restore the Building or Premises shall be limited to the extent of the insurance proceeds actually received by Landlord for the Casualty in question.

TAXES 16. Tenant shall be liable for all taxes levied or assessed against personal property, furniture, or fixtures placed by Tenant in the Premises. If any taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and Landlord elects to pay the same, or if the assessed value of Landlord's property is increased by inclusion of such personal property, furniture or fixtures and Landlord elects to pay the taxes based on such increase, then Tenant shall pay to Landlord, upon demand, that part of such taxes for which Tenant is primarily liable hereunder. Notwithstanding the foregoing, Tenant may contest the payment of any personal property taxes in good faith and by appropriate proceedings provided that (i) any such contests shall be prosecuted diligently and in a manner not prejudicial to the rights of Landlord; (ii) Tenant shall obtain a bond in a form and substance and with an issuing company reasonably satisfactory to Landlord in an amount sufficient to cover any amounts which may be owing in the event such contest is unsuccessful (Tenant shall obtain such bond within ten (10) days after demand therefor); and (iii) no contest may be conducted and no payment may be delayed beyond the date on which the property covered by the tax lien could be sold for nonpayment.

EVENTS OF
DEFAULT 17. Each of the following occurrences shall constitute an "Event of Defaults":

                         a. Tenant's  failure to pay Rent, or any other sums due
                    from Tenant to Landlord under the Lease, upon the expiration of a period of ten (10) days following written notice to tenant of such failures

                         b. Tenant's failure to perform, comply with, or observe
                    any other agreement or obligation of Tenant under this Lease; provided, however, that Tenant shall not be in default if Tenant commences to cure same within thirty (30) days following written notice to Tenant, and if such default is not susceptible of cure within thirty (30) days, thereafter prosecutes the curing thereof with diligence and continuity, but in no event shall Tenant's cure period exceed 120 days following written notice to Tenant;

                         c. The filing of a petition  by or against  Tenant (the
                    term "Tenant" shall include, for the purpose of this Section 17.c, any guarantor of the Tenant's obligations hereunder)
                    (i) in any bankruptcy or other insolvency proceeding; (ii) seeking any relief under any scare or federal debtor relief law; or (iii) for the appointment of a liquidate or receiver for all or substantially all of Tenant's property or for Tenant's interest in this Lease notwithstanding the foregoing, Tenant shall have ninety (90) days to obtain a dismissal of an involuntary bankruptcy proceeding or other involuntary proceeding before such an event shall constitute an Event of Default.

                         d. Tenant shall desert any portion of the Premises; and

                         e. The  admission  by Tenant  that it  cannot  meet its
                    obligations as they become due or the making by Tenant of a general assignment for the benefit of its creditors.

REMEDIES 18. Upon any Event of Default, Landlord may, in addition to all other rights and remedies afforded Landlord hereunder or by law or equity, take any of the following actions:

                         a. Terminate this Lease by giving Tenant written notice
                    thereof, in which event, Tenant shall pay to Landlord the sum of (i) all Rent accrued hereunder through the date of termination, (ii) all amounts due under Section 19.a., and
                    (iii) an amount equal to (A) the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at a per annum rate equal to the "Prime Rate" as published on the date this Lease is terminated by The Wall Street Journal, Southwest Edition, in its listing of "Money Rates", minus (3) the then present fair rental value of the Premises for such period, similarly discounted; or

                         b. Terminate Tenant's right to possession of the Premises without terminating this Lease by giving written notice thereof to Tenant, in which event Tenant shall pay to Landlord (i) all Rent and other amounts accrued hereunder to the date of termination of possession, (ii) all amounts due from time to time under Section l9.a., and (iii) all Rent and other sums required hereunder to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during such period. Reentry by Landlord in the Premises shall not affect Tenant's obligations hereunder for the unexpired Term; rather, Landlord may, from time to time, bring action against Tenant to collect amounts due by Tenant, without the necessity of Landlord's waiting until the expiration of the Term. Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this Lease, all actions taken by Landlord to exclude or dispossess Tenant of the Premises shall be deemed to be taken under this Section 18.b. If Landlord elects to proceed under this Section 18.b., it may at any time elect to terminate this Lease under Section 18.a.

                    Additionally, without notice, Landlord may alter locks or other security devices at the Premises to deprive Tenant of access thereto, and Landlord shall not be required to provide a new key or right of access to Tenant.

                         c.  Reletting.  Tenant  acknowledges  that Landlord has
                    entered into this Lease in reliance upon, among other matters, Tenant's agreement and continuing obligation to pay all Rent due throughout the Term. If an Event of Default occurs and Tenant abandons the Premises, Landlord shall, to the extent required by applicable law, use reasonable efforts to mitigate damages. In such event, Landlord and Tenant agree that, in connection with Landlord's duty to use reasonable efforts to mitigate damages, Landlord shall have no obligation to: (I) relet the Premises prior to leasing any other space within the Building; (ii) relet the Premises
                    (A) at a rental rate or otherwise on terms below market, as then determined by Landlord in its sole discretion; (3) to any entity not satisfying Landlord' B then standard financial credit risk criteria; (C) for a use (1) not consistent with other uses in the Building; (2) which would violate then applicable law or any restrictive covenant or other lease affecting the Building; (3) which would impose a greater burden than Tenant's use upon the Building's parking, XVAC or other facilities; and/or (4) which would involve any use of Hazardous Materials; (iii) pay any market rate leasing or other commissions attributable to the period commencing on the date of default by Tenant and ending upon the expiration of the Term arising from such reletting, unless Tenant unconditionally delivers Landlord, in good and sufficient funds, the amount thereof attributable to the period commencing on the date of default by Tenant and ending upon the expiration of the Term in advance; (iv) pay, and/or grant any allowance for, market rate tenant finish or other costs associated with any new lease, even though same may be amortized over the applicable lease term, unless Tenant unconditionally delivers Landlord, in good and sufficient funds, the amount thereof attributable to the period commencing on the date of default by Tenant and ending upon the expiration of the Term in advance; and/or
                    (vi) relet the Premises, if to do so, Landlord would be required to alter other portions of the Building, make ADA-type modifications or otherwise install or replace any sprinkler, security, safety, HVAC or other Building operating systems.

PAYMENT BY
TENANT;
NON-WAIVER          19. a. Payment by Tenant. Upon any Event of Default,  Tenant
                    shall pay to  Landlord  all  costs  reasonably  incurred  by
                    Landlord  (including  court costs and reasonable  attorneys, fees  and  expenses)  in  (i)  obtaining  possession  of the
                    Premises,  (ii)  removing and storing  Tenant's or any other
                    occupant's   property,   (iii)  repairing,   restoring,   or
                    otherwise putting the Premises into good condition, (iv) if Tenant is dispossessed of the Premises and this Lease is not terminated, reletting all or any part of the Premises
                    (including market rate brokerage commissions, market rate cost of tenant finish work, and other costs incidental to such reletting to the extent, but only to the extent, attributable to the period commencing on the date of default by Tenant and ending upon the expiration of the Term), (v) performing Tenant's obligations which Tenant failed to perform, and (vi) enforcing, or advising Landlord of, its rights, remedies, and recourses arising out of the Event of Default.

                    b. No Waiver. Landlord's acceptance of Rent following an Event of Default shall not waive Landlord's rights regarding such Event of Default. No waiver by Landlord or Tenant of any violation or breach of any of the terms contained herein shall waive such party's rights regarding any future violation of such term or violation of any other term.

LANDLORD'S
LIEN 20. In addition to the statutory landlord's lien, Tenant grants to Landlord, to secure performance of Tenant's obligations hereunder, a security interest in all equipment, fixtures, furniture, improvements, and other personal property of Tenant now or hereafter situated on the Premises, and all proceeds therefrom (the "Collateral"), and the Collateral shall not be removed from the Premises without the consent of Landlord until all obligations of Tenant have been fully performed or replaced with property of equal or better value. Upon the occurrence of an Event of Default, Landlord may, in addition to all other remedies, without notice or demand except as provided below, exercise the rights afforded a secured party under the Uniform Commercial Code of the State in which the Building is located (the "UCC"). In connection with any public or private sale under the UCC, Landlord shall give Tenant five-days' prior written notice of the time and place of any public sale of the Collateral or of she time after which any private sale or other intended disposition thereof is to be made, which is agreed to be a reasonable notice of such sale or other disposition. Tenant grants to Landlord a power of attorney to execute and file any financing statement or other instrument necessary to perfect Landlord's security interest under this Section 20, which power is coupled with an interest and shall be irrevocable during the Term. Landlord may also file a copy of this Lease as a financing statement to perfect its security interest in the
                    Collateral. This Section 20 shall not apply to the undersigned Tenant or a Permitted Transferee (as defined in Section 10).

SURRENDER OF
PREMISES 21. No act by Landlord shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a Surrender of the Premises shall be valid unless the same is made in writing and signed by Landlord. At the expiration or termination of this Lease, Tenant shall deliver to Landlord the Premises with all improvements located thereon in good repair and condition, reasonable wear and tear (and condemnation and fire or other casualty damage not caused by Tenant, as to which Sections 14 and 15 shall control) excepted, and shall deliver to Landlord all keys to the Premises. Provided that Tenant has performed all of its obligations hereunder, Tenant may remove all unattached trade fixtures, furniture, movable partitions, personal property and the additional items designated on Exhibit M placed in the Premises by Tenant. Additionally, subject to provisions set forth below in this Section 21, Tenant shall remove such alterations, additions, improvements, trade fixtures, equipment, wiring and furniture as Landlord may request. Notwithstanding anything in Section 8 of this Lease to the contrary, (in the event Landlord approves a request by Tenant to make additions or alterations to the Premises, Landlord shall advise Tenant, contemporaneously with delivery of Landlord's approval, whether Landlord will require Tenant to remove such additions or alterations prior to the termination of this Lease, and (ii) Tenant shall be required to remove the type of leasehold improvements designated on Exhibit N. Tenant shall repair all damage caused by such removal. All items not so removed shall be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant and without any obligation to account for such items. Following a surrender of the Premises by Tenant and within 30 days after Tenant's request, Landlord will deliver to Tenant a list of repairs to the Premises to be performed by Tenant and Tenant shall perform such repairs within 30 days after delivery of such list to Tenant. The foregoing shall not apply to required repairs not readily recognizable in the Premises for which Landlord may deliver notice to Tenant within 30 days after Landlord' B discovery of such repairs. Tenant shall have 30 days after Landlord's delivery of notice of such repairs to repair same. The provisions of this Section 21 shall survive the end of the Term.

HOLDING  OVER       22. If Tenant fails to vacate the Premises at the end of the
                    Term, then Tenant shall be a tenant at will and, in addition to all other damages and remedies to which Landlord may be entitled for such holding over, Tenant shall pay during such hold-over period, in addition to the other Rent, a daily
                    Basic  Rental  equal to the greater of (a) 1501 of the daily
                    Basic Rental  payable  during the last month of the Term, or
                    (b) the prevailing rental rate in the Building for similar space.

CERTAIN RIGHTS
RESERVED BY
LANDLORD 23. Provided that the exercise of such rights does not unreasonably interfere with Tenant's access to or occupancy of the Premises, Landlord gives Tenant reasonable prior notice of the exercise of such rights that materially affect Tenant's use of the Premises, and Landlord uses reasonable efforts to minimize interference with Tenant's use of the Premises, Landlord shall have the following rights:

                         a. To make inspections, repairs, alterations, additions, changes, or improvements, whether structural or otherwise, in and about the Building, or any part thereof; provided, however, that Landlord shall have no right to decorate or make alterations, additions, changes or improvements in the Premises, but shall have the right to enter the Premises to access the Building systems located in the Premises;, and for such purposes, to enter upon the Premises and, during the continuance of any such work, to temporarily close doors, entryways, public space, and corridors in the Building; subject to Section 7.d., to temporarily interrupt or suspend Building services and facilities: and, except within the Premises, to change the arrangement and location of entrances or passageways, doors, and doorways, corridors, elevators, stairs, restrooms, or other public parts of the Building;

                         b. To take such  reasonable  measures as Landlord deems
                    advisable   for  the   security  of  the  Building  and  its
                    occupants, including without limitation searching all persons entering or leaving the Building; evacuating the Building for cause, suspected cause, or for drill purposes; temporarily denying access to the Building: and closing the Building after normal business hours and on Saturdays, Sundays, and holidays, subject, however, to Tenant's right to enter when the Building is closed after normal business hours under such reasonable regulations as Landlord may prescribe from time to time which may include by way of example, but not of limitation, that persons entering or leaving the Building, whether or not during normal business hours, identify themselves to a security officer by registration or otherwise and that such persons establish their right to enter or leave the Building;

                         c. Subject to Section 26.d., to change the name by which the Building is designated; and

                         d. To enter the  Premises  at all  reasonable  hours to
                    show the Premises to prospective purchasers and lenders, and during the last 12 months of the Term, to prospective tenants.

                    24. [Intentionally Deleted.]

MISCELLANEOUS       25. a. Landlord Transfer. Landlord may transfer, in whole or in part,  the  Building  and any of its  rights  under  this
                    Lease.  If  Landlord  assigns  its rights  under this Lease,
                    Landlord shall give Tenant written notice thereof,  and then
                    Landlord   shall   thereby  be  released  from  any  further
                    obligations hereunder upon such transferee's assumption of such obligations.

                         b. Landlord's  Liability.  The liability of Landlord to
                    Tenant for any default by Landlord under the terms of this Lease shall be limited to Tenant's actual direct, but not consequential, damages therefor and shall be recoverable from the interest of Landlord in the Building and the Land, and Landlord shall not be personally liable for any deficiency. This section shall not be deemed to limit or deny any remedies which Tenant may have in the event of default by Landlord hereunder which do not involve the personal liability of Landlord.

                         c. Force Majeure.  Other than for monetary  obligations
                    under this Lease and obligations which can be cured by the payment of money (e.g., maintaining insurance), whenever a period of time is herein prescribed for action to be taken by either party hereto, such party shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of such party.

                         d. Brokerage. Landlord and Tenant each warrant to the other that it has not dealt with any broker or agent, other than Trammell Crow Dallas/Fort worth, Inc. and Fults Associates, Inc. (collectively, the o "Brokers"), in connection with the negotiation or execution of this Lease. Tenant and Landlord shall each indemnify the other against all costs, expenses, attorneys' fees, and other liability for commissions or other compensation claimed by any broker or agent claiming the same by, through, or under the indemnifying party. By separate agreements Landlord has agreed, subject to the conditions specified in such separate agreements, to pay to the Brokers commissions for services rendered in connection with the transaction contemplated by this Lease.

                         e. Estoppel Certificates. From time to time, the parties shall furnish to any party reasonably designated by the other party, within ten days after a request has been made therefor, a certificate signed by such party confirming and containing such factual certifications as to this Lease as the requesting party may reasonably request or reasons why such certifying party cannot reasonably give such certification.

                         f. Notices.  All notices and other communications given
                    pursuant to this Lease shall be in writing and shall be (i) mailed by first class, United States Hail, postage prepaid, certified, with return receipt requested, and addressed to the parties hereto at the address specified in the Basic Lease Information, (ii) hand delivered to the intended address, or (iii) sent by prepaid telegram, cable, facsimile transmission, or telex followed immediately by a confirmatory letter. Notice sent by certified mail, postage prepaid, shall be effective three business days after being deposited in the United States Mail; all other notices shall be effective upon delivery (or refusal of delivery) to the address of the addressee. The parties hereto may change their addresses by giving notice thereof to the other in conformity with this provision.

                         g. Separability. If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws, then the remainder of this Lease shall not be affected thereby and in lieu of such clause or provision, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid, and enforceable.

                         h. Amendments;  and Binding Effect.  This Lease may not
                    be amended except by instrument in writing signed by Landlord and Tenant. No provision of this Lease shall be deemed to have been waived by a party unless such waiver is in writing signed by the waiving party, and no custom or practice which may evolve between the parties in the administration of the terms hereof shall waive or diminish the right of a party to insist upon the performance by the other party in strict accordance with the terms hereof. The terms and conditions contained in this Lease shall inure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided. This Lease is for the sole benefit of Landlord and Tenant, and, other than Landlord's Mortgagee, no third party shall be deemed a third party beneficiary hereof.

                         i. Quiet  Enjoyment.  Provided Tenant has performed all
                    of the terms and conditions of this Lease to be performed by Tenant, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or any party claiming by, through, or under Landlord, subject to the terms and conditions of this Lease.

                         j. Joint and Several  Liability.  If there is more than
                    one Tenant, then the obligations hereunder imposed upon Tenant shall be joint and several. If there is a guarantor of Tenant's obligations hereunder, then the obligations hereunder imposed upon Tenant shall be the joint and several obligations of Tenant and such guarantor, and Landlord need not first proceed against Tenant before proceeding against such guarantor nor shall any such guarantor be released from its guaranty for any reason whatsoever.

                         k. Captions.  The captions  contained in this Lease are
                    for convenience of reference only, and do not limit or enlarge the terms and conditions of this Lease.

                         l. No Merger. There shall be no merger of the leasehold
                    estate hereby created with the fee estate in the Premises or any part thereof if the same person acquires or holds, directly or indirectly, this Lease or any interest in this Lease and the fee estate in the leasehold Premises or any interest in such fee estate.

                         m. No Offer.  The  submission  of this  Lease to Tenant
                    shall not be construed as an offer, nor shall Tenant have any rights under this Lease unless Landlord executes a copy of this Lease and delivers it to Tenant.

                         n. Tax Protest. Tenant has no right to protest the real
                    estate tax rate assessed against the Building and the Land (collectively, the "Project") and/or the appraised value of the Project determined by any appraisal review board or other taxing entity with authority to determine tax rates and/or appraised values (each a "Taxing Authority"). Tenant hereby knowingly, voluntarily and intentionally waives and releases any right, whether created by law or otherwise, to
                    (a) file or otherwise protest before any Taxing Authority any such rate or value determination even though Landlord may elect not to file any such protest; (b) receive, or otherwise require Landlord to deliver, a copy of any reappraisal notice received by Landlord from any Taxing Authority; and (c) appeal any order of a Taxing Authority which determines any such protest. The foregoing waiver and release covers and includes any and all rights, remedies and recourse of Tenant, now or at any time hereafter, under
                    Section 41.413 and Section 42.015 of the Texas Tax Code (as currently enacted or hereafter modified) together with any other or further laws, rules or regulations covering the subject matter thereof. Tenant acknowledges and agrees that the foregoing waiver and release was bargained for by Landlord and Landlord would not have agreed to enter into this Lease in the absence of this waiver and release. If, notwithstanding any such waiver and release, Tenant files or otherwise appeals any such protest, then Tenant will be in default under this Lease and, in addition to Landlord's other rights and remedies, Tenant must pay or otherwise reimburse Landlord for all costs, charges and expenses incurred by, or otherwise asserted against, Landlord as a result of any tax protest or appeal by Tenant, including, appraisal costs, tax consultant charges and attorneys' fees (collectively, the "Tax Protest Costs"). If, as a result of Tenant's tax protest or appeal, the appraised value for the Project is increased above that previously determined by the Taxing Authority (such increase, the "Value Increase") for the year covered by such tax protest or appeal (such year, the "Protest Year"), then such event shall be an Event of Default hereunder. Notwithstanding the foregoing, this
                    Section 25 a, shall not be a waiver of Tenant's rights described in Section 16.

                         o. Exhibits. All exhibits and attachments attached hereto are incorporated herein by this reference.

                         Exhibit A - Outline of Premises and Expansion Area Exhibit B - Building Rules and Regulations
                         Exhibit C - Operating Expense Escalator
                         Exhibit D - Tenant Finish-Work:  Allowance
                         Exhibit E - Parking
                         Exhibit F - Extension Options
                         Exhibit G - Cleaning  Specifications
                         Exhibit H - Form of  Insurance
                         Exhibit I - Memorandum  of Lease
                         Exhibit J - Landlord's Obligations With Respect to
                                       Sprinkler Loop
                         Exhibit K - Contractor and Third Party Services
                                       Insurance Requirements
                         Exhibit L - Non-Disturbance and Attornment Agreement
                         Exhibit M - Additional  Items Tenant May Remove at
                                       Termination of Lease
                         Exhibit N - Leasehold Improvements Required to be
                                       Removed  at  Termination  of  Lease
                         Exhibit O - Building Monument Sign
                         Exhibit P - Definition of Common Area

                         p. Entire Agreement.  This Lease constitutes the entire
                    agreement between Landlord and Tenant regarding the subject matter hereof and supersedes all oral statements and prior writings relating thereto. Except for those set forth in this Lease, no representations, warranties, or agreements have been made by Landlord or Tenant to the other with respect to this Lease or the obligations of Landlord or Tenant in connection therewith.

SPECIAL
PROVISIONS          26. a. Early Occupancy. Tenant may occupy the Initial Space, the Staged Occupancy Space and the First Expansion Space (as
                    hereinafter  defined) on or after the execution and delivery of this Lease by Landlord and Tenant.  Such early  occupancy shall be  under  all of the  terms  and  conditions  of this
                    Lease,  except that (i) Basic Rental  obligations  shall not commence  with  respect  to  the  Initial  Space  until  the
                    Commencement  Date, (ii) Basic Rental  obligations shall not commence  with respect to the Staged  Occupancy  Space until the Staged  Occupancy Space  Commencement  Date, (iii) Basic
                    Rental  obligations  shall not commence  with respect to the
                    First Expansion Space until the First Expansion Commencement
                    Date  (as  hereinafter  defined),  (iv)  during  the  period commencing on the date of Tenant's  occupancy of the Initial
                    Space and ending on the Commencement  Date, Tenant shall pay the  Premises  Electrical  Cost (as defined in Section ~ c.)
                    for the Initial  Space,  Tenant's  Proportionate  Share with respect to the Initial Space of the Co = on Area  Electrical
                    Costs (as  defined  in  Section  4 c: ) and  Basic  Cost (as defined in Exhibit C), (v) during the period  commencing  on the date of Tenant's occupancy of the Staged Occupancy Space and ending on the Staged Occupancy Space  Commencement  Date
                    Tenant shall pay the Premises Electrical Cost for the Staged
                    Occupancy  Space  and  Tenant's   Proportionate  Share  with
                    respect to the  Staged  Occupancy  Space of the Common  Area
                    Electrical  Costs and Basic Cost, and (vi) during the period commencing  on the date of Tenant's  occupancy  of the First
                    Expansion   Space  and   ending   on  the  First   Expansion
                    Commencement Date, Tenant shall pay the Premises  Electrical
                    Cost   for  the   First   Expansion   Space   and   Tenant's
                    Proportionate  Share  with  respect  to the First  Expansion
                    Space of the Common Area Electrical Costs and Basic Cost.

                         b. Hazardous Substances. To the best of Landlord's actual current knowledge (i) based solely on that certain Phase I Environmental Assessment dated March 7, 1997 and prepared by Dames and Moore with respect to the Building (the "Environmental Report"), other than as set forth in the Environmental Report, the Building does not contain any substance or material which is currently deemed to be hazardous or toxic by any applicable governmental laws, ordinances, rules or regulations (collectively, "Environmental Laws") relating to hazardous, toxic or radioactive materials (collectively, "Hazardous Substances") at levels or in conditions that are in violation of applicable Environmental Laws, and (ii) Landlord has not received any notice from- any applicable governmental entity having jurisdiction over the Building alleging that the Building is in violation of applicable Environmental Laws. The term Environmental Laws includes, without limitation, laws, codes, rules and regulations relating to the necessity and process of removal of Hazardous Substances.

                         c. Building Signage.  The undersigned Tenant shall have
                    the right to use one signage band on the Building' 8 monument sign more particularly described on Exhibit O to reflect the name of the undersigned Tenant and/or its affiliates. The design, nature, size, type, location and installation of any such signage shall be subject to the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Landlord shall advise Tenant of the costs and expenses arising with respect to any such signage prior to incurring such costs and expenses. If Tenant approves such costs, Tenant shall pay such costs and expenses. However, Landlord shall not be obligated to incur any costs or expenses with respect to such signage unless Tenant approves of, and pays for, such costs and expenses.

                         d. Building Name. In the event the  undersigned  Tenant
                    leases 6 or more full floors in the Building, or the equivalent number of rentable square feet, upon Tenant's request and subject to applicable governmental laws, codes, rules and regulations and Landlord's obtaining any required consents, Landlord shall re-name the Building to a name chosen by Tenant and approved by Landlord. In the event Tenant has the right to request the re-naming of the Building and does so, Tenant shall have the right, at Tenant's sole cost and expense, to remove and replace the current exterior building sign with a building sign reflecting such new Building name. The design, nature, size, type and installation of such exterior building sign shall be subject to prior written approval of Landlord, such approval not to be unreasonably withheld or delayed. Thereafter, in the event Tenant ceases to occupy 6 or more full floors in the Building, or the equivalent number of rentable square feet, or Tenant fails to cure a default within any applicable notice and cure period, Landlord may, at Landlord's sole cost and expense, remove such exterior building sign and at any time thereafter change the name of the Building.

                         e. Refurbishment Allowance.  Upon the expiration of the
                    60th month of the Term of this Lease, Landlord shall provide Tenant with a refurbishment allowance (the "Refurbishment Allowance") in an amount equal to the sum of (i) the product of 53.00 multiplied by the aggregate number of rentable square feet in the Initial Space, plus (ii) the product of
                    53.00 multiplied by the aggregate number of rentable square feet in the Staged Occupancy Space multiplied by a fraction, the numerator of which shall be the number of full calendar months remaining in the Term as of the Staged Occupancy Space Commencement Date and the denominator of which shall be the number of full calendar months in the Term, to improve and refurbish the Premises pursuant to plans and specifications approved by Landlord and Tenant (such approval not to be unreasonably withheld or delayed), such refurbishment work to be performed by contractors approved by Landlord and Tenant (such approval not to be unreasonably withheld or delayed). The Refurbishment Allowance shall be disbursed in the same manner as the Construction Allowance (as defined in Exhibit D).

                         f. Expansion Options.

                         (i) Tenant shall have the option (the "First  Expansion
                    Option") to expand the Premises to include the 19th floor of the Building (the "First Expansion Space"). Tenant has measured the First Expansion Space and Landlord and Tenant hereby stipulate that the First Expansion Space contains 24,532 rentable square feet. Tenant must exercise the First Expansion Option by giving written notice thereof to
                    Landlord at any time, but in no event later than July 1, 1998. In the event that Tenant timely elects to lease the
                    First Expansion Space, (A) the Lease shall be amended to include the First Expansion Space in the Premises effective as of the earlier date (the "First Expansion Commencement Date") to occur of (1) July 1, 1999, or (2) the date Tenant occupies the First Expansion Space for the purpose of doing business, and (B) Landlord shall permit Tenant to enter the First Expansion Space for the purpose of performing leasehold improvements therein from the date of Landlord's receipt of written notice from Tenant of its exercise of the First Expansion option. In the event Tenant fails to timely elect to lease the First Expansion Space, (i) Tenant shall be deemed to have waived such right and Tenant shall have no further right with respect thereto, and (ii) Tenant shall pay to Landlord, commencing July 1, 1998 and continuing throughout the Term, an increase in Basic Rent in the amount of 5.05 per annum per rentable square foot in the Premises.

                         (ii) Provided Tenant has timely elected to lease the First Expansion Space, Tenant shall have the option (the "Second Expansion Option") to expand the Premises to include the 18th floor of the Building (the "Second Expansion Space"). Tenant has measured the Second Expansion Space and Landlord and Tenant hereby stipulate that the Second Expansion Space contains 24,360 rentable square feet. Tenant must exercise the Second Expansion Option by giving written notice thereof to Landlord no later than February 28, 1999. In the event Tenant elects to lease the Second Expansion Space, (A) the Lease shall be amended to include the Second Expansion Space in the Premises effective as of the earlier date (the bond Expansion Commencement Data) to occur of (1) September 1, 1999, or (2) the date Tenant occupies the Second Expansion Space for the purpose of doing business, and (B) Tenant shall have the right to enter the Second Expansion Space for the purpose of performing leasehold improvements therein after July 1, 1997. Notwithstanding the foregoing, Landlord shall not be liable for the failure to tender possession of the Second Expansion Space on July 1, 1997 by reason of the holding over or retention of possession of any tenant, tenants, or occupants, nor shall such failure impair the validity of Tenant's election to lease the Second Expansion Space, but the Second Expansion Commencement Date shall be postponed until the earlier to occur of (x) 6 months following the date Landlord tenders possession of the Second Expansion Space to Tenant, or (y) the date Tenant occupies the Second Expansion Space for the purpose of doing business. In the event Tenant fails to timely elect to lease the First Expansion space or the Second Expansion Space, Tenant shall be deemed to have waived its right to lease the Second Expansion Space and Tenant shall have no further rights with respect thereto.

                         (iii) The term "Expansion Options" shall refer generally to either the First Expansion Option or the second Expansion Option, the term "Expansion Commencement Date" shall refer generally to either the First Expansion Commencement Date or the Second Expansion Commencement Date, and the term "Expansion Space" shall refer generally to either the First Expansion Space and/or the Second Expansion Space, as the case may be.

                         (iv) In the event that  Tenant  shall  timely  elect to
                    lease an Expansion Space, all terms and conditions of this Lease, except as otherwise expressly provided herein, shall apply thereto.

                         (v) The Expansion Space shall be delivered to Tenant in
                    an 'as is" condition. Tenant acknowledges that Tenant has been afforded the opportunity to inspect the First Expansion Space and the Second Expansion Space and has conducted such tests as Tenant, in Tenant's sole discretion, deems appropriate, and Tenant accepts the First Expansion Space and the Second Expansion Space in their as-is condition, subject to Landlord's repair obligations expressly set forth in this Lease and Landlord's obligations set forth on Exhibit J. Tenant shall execute and deliver to Landlord, within ten days after Landlord has requested same, a letter confirming (i) the Expansion Commencement Date, (ii) that Tenant has accepted the Expansion Space, and (iii) that Landlord has performed all of its obligations with respect to the Expansion Space (except for punch-list and other items specified in such letter). The tenant finish improvements (the "Expansion Work") to be installed in an Expansion Space shall be defined and constructed in the same manner as the Work performed in the Initial space, and the terms and provisions of the workletter attached hereto as Exhibit D shall apply to the performance of the Expansion Work; provided, however, that the Maximum Construction Allowance with respect to the Expansion Work in an Expansion Space shall equal the product of (A) 524.50 per rentable square foot in such Expansion Space multiplied by (8) a fraction (l) the numerator of which is the number of full calendar months remaining in the first ten (10) years of the Term of the Lease as of the Expansion Commencement Date, and
                    (2) the denominator of which is 120.

                         (vi) The  annual  Basic  Rental  rate to be paid for an
                    Expansion Space shall commence on the Expansion Commencement Date and shall be equal to the annual Basic Rental rate in effect under this Lease as to the Initial space, except as changed in accordance with the terms set forth in the Basic Lease Information, and as this Lease may be amended from time to time. Tenant shall not be entitled to any monetary payments or allowances (other than the construction allowance referred to in subsection (v) above) with respect to an Expansion Space, and no monetary payments or allowances shall be increased because of the inclusion of an Expansion Space into the Premises. As of the Expansion Commencement Date, Tenant shall be entitled to one additional parking space for each 500 square feet of rentable area in such Expansion Space which Tenant elects to lease; provided, however, that Landlord may, from time to time, by delivering 30 days' prior written notice to Tenant, terminate Tenant's right to use so many of such parking spaces as would reduce the number of such parking spaces to a ratio of one parking space for each 1,500 square feet of rentable area in such Expansion Space.

                         (vii) Tenant's Proportionate Share shall be adjusted to
                    reflect the addition of the Expansion Space.

                         (viii) Notwithstanding the generality of the foregoing,
                    the rights of Tenant and the obligations of Landlord contained in this Section 26 f. shall apply only if no uncured Event of Default exists at the time any such right is exercised or any such obligation becomes performable and shall, in any event, apply only for the benefit of the undersigned Tenant and shall not apply in favor of any assignee or subless00 of Tenant, other than a Permitted Transferee.

                         g. Landlord's  Default.  In the event of any default by
                    Landlord, Tenant's exclusive remedies shall be an action for damages, specific performance and/or injunctive relief (Tenant hereby waiving the benefit of any laws granting Tenant (i) a lien (other than a judgment lien) upon the property of Landlord and/or upon rental due Landlord, and
                    (ii) a right of offset or deduction from the Rent), but prior to any such action Tenant will give Landlord written notice specifying such default with particularity, and Landlord shall thereupon have 30 days (plus such additional reasonable period as may be required in the exercise by Landlord of due diligence, but not in excess of 120 days) in which to cure any such default. Unless and until Landlord fails to so cure any default after such notice, Tenant shall not have any remedy or cause of action by reason thereof. All obligations of Landlord hereunder will be construed as covenants, not conditions.

                         h. Memorandum of Lease. At the request of a party hereto, the parties shall join in the execution of a memorandum of this Lease for the purpose of recordation in the form attached hereto as Exhibit I. Any recording costs associated with the memorandum of this Lease shall be borne by the party requesting recordation. Upon the termination of this Lease and Landlord's request and sole expense, Tenant agrees to execute a memorandum of the termination of this Lease for the purpose of recordation. In the event Tenant fails to execute such memorandum of termination within 10 business days of Landlord's request, Tenant hereby irrevocably constitutes Landlord as Tenant's attorney-in-fact to execute such instrument in Tenant's name, place and stead, it being stipulated by Landlord and Tenant that such agency is coupled with an interest in Landlord and is, accordingly, irrevocable.

                    LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE, AND TENANT'S OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, TENANT SHALL CONTINUE TO PAY THE RENT, WITHOUT ABATEMENT, SETOFF, DEDUCTION, NOTWITHSTANDING ANY BREACH BY LANDLORD OF ITS DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED.

                    DATED as of the date first above written.

LANDLORD:                                       TENANT:
MAXUS TOWER LIMITED PARTNERSHIP,                SOUTHWESTERN FINANCIAL
LIMITED PARTNERSHIP                             SERVICES CORPORATION,
a Texas limited partnership                     a Delaware corporation

By:   Shamrock Equities Limited,                By:/s/Glenn H. Gettier, Jr.
      a Delaware corporation,                      ------------------------
      its sole general partner                  Name: Glenn H. Gettier, Jr.
                                                Title: President & Chief
By: /s/Preston R. Sargent                               Executive Officer
    ---------------------
Name:  Preston R. Sargent
Title: President

                                   EXHIBIT A
                                   FLOORPLANS

                                    EXHIBIT B
                         BUILDING RULES AND REGULATIONS

The following rules and regulations shall apply to the Premises, the Building, the parking garage associated therewith, the Land and the appurtenances thereto:

     1. Sidewalks, doorways, vestibules, halls, stairways, and other similar areas shall not be obstructed by tenants or used by any tenant for purposes other than ingress and egress to and from their respective leased premises and for going from one to another part of the Building.

     2. Plumbing, fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or deposited therein. Damage resulting to any such fixtures or appliances from misuse by a tenant or its agents, employees or invitees, shall be paid by such tenant.

     3. No signs, advertisements or notices shall be painted or affixed on or to any windows or doors or other part of the Building without the prior written consent of Landlord. No curtains or other window treatments shall be placed between the glass and the window treatments. Any non-building standard window treatments must be approved by Landlord, such approval not to be unreasonably withheld or delayed. Current building standard window treatments are curtains.

     4. Landlord shall provide and maintain an alphabetical directory for all tenants in the main lobby of the Building, Tenant shall be entitled to a proportionate share of such directory determined in accordance with a fraction, the numerator of which is the number of rentable square feet from time to time contained in the Premises and the denominator of which is the r,umber of rentable square feet contained in the Building.

     5. Landlord shall provide all door locks in each tenant's leased premises, at the cost of such tenant, and no tenant shall place any additional door locks in its leased premises without Landlords prior written consent. Landlord shall furnish to each tenant a reasonable number of keys to such tenants leased premises, at such tenant's cost, and no tenant shall make a duplicate thereof.

     6. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by tenants of any bulky material, merchandise or materials which require use of elevators or stairways, or movement through the Building entrances or lobby shall be conducted under Landlords supervision at such times and in such a manner as Landlord may reasonably require. Each tenant assumes all risks of and shall be liable for all damage to articles moved by or on behalf of Tenant and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for such tenant.

     7. Landlord may reasonably prescribe weight limitations and reasonably determine the locations for safes and other heavy equipment or items, which shall in all cases be placed in the Building so as to distribute weight in a manner reasonably acceptable to Landlord which may include the use of such supporting devices as Landlord may require. Subject to Section 11 of the Lease, all damages to the Building caused by the installation or removal of any property of a tenant, or done by a tenant's property while in the Building, shall be repaired at the expense of such tenant.

     8. Corridor doors, when not in use, shall be kept closed. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways. No birds or animals shall be brought into or kept in, on or about any tenant, 6 leased premises. No portion of any tenants leased premises shall at any time be used or occupied as sleeping or lodging quarters.

     9. Tenant shall cooperate with Landlord's employees in keeping its leased premises neat and clean. Tenants shall not employ any person for the purpose of such cleaning other than the Buildings cleaning and maintenance personnel without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed.

     10. To ensure orderly operation of the Building, no ice, mineral or other water, towels, newspapers, etc. shall be delivered to any leased area except by persons approved by Landlord, such approval not to be unreasonably withheld or delayed.

     11. Tenant shall not make or permit any improper, objectionable or unpleasant noises or odors in the Building or otherwise interfere in any way with other tenants or persons having business with them.

     12. No machinery of any kind (other than office equipment customarily used in insurance office operations) shall be operated by any tenant on its leased area without Landlord's prior written consent, nor shall any tenant use or keep in the Building any flammable or explosive fluid or substance, except quantities of such substances as are customarily used in offices, provided that all such substances are handled, stored and disposed of in compliance with all applicable laws, codes, rules and regulations.

     13. Landlord will not be responsible for lost or stolen personal property, money or jewelry from tenant's leased premises or public or common areas regardless of whether such loss occurs when the area is locked against entry or not.

     14. No vending or dispensing machines of any kind may be maintained in any leased premises without the prior written permission of Landlord, which permission shall not be unreasonably withheld or delayed.

     15. All mail chutes located in the Building shall be available for use by Landlord and all tenants of the Building according to the rules of the United States Postal Service.

                                    EXHIBIT C

                           OPERATING EXPENSE ESCALATOR

     (a) Tenant shall pay an amount (per each rentable square foot in the Premises) equal to the excess ("Excess") from time to time of actual Basic Cost per rentable square foot in the Building over an amount equal to the product of
1.06 multiplied by the actual Basic Cost per rentable square foot in the Building for the 1997 calendar year (the "Expense Stop"), adjusted in accordance with paragraph (d) of this Exhibit. If in any subsequent calendar year, Landlord computes actual Basic C06t for such year in accordance with paragraph (d) of this Exhibit, then the actual Basic Cost for 1997 shall be similarly computed in accordance with paragraph (d) of this Exhibit. Landlord may make a good faith estimate of the Excess to be due by Tenant for any calendar year or part thereof during the Term, and, unless Landlord delivers to Tenant a revision of the estimated Excess, Tenant shall pay to Landlord, on the Commencement Date and on the first day of each calendar month thereafter, an amount equal to the estimated Excess for such calendar year or part thereof divided by the number of months in such calendar year during the Term. From time to time during any calendar year, but in no event more frequently than quarter-annually, Landlord may estimate and re-estimate the Excess to be due by Tenant for that calendar year and deliver a copy of the estimate or re-estimate to Tenant. Thereafter, the monthly installments of Excess payable by Tenant shall be appropriately adjusted in accordance with the estimations so that, by the end of the calendar year in question, Tenant shall have paid all of the Excess as estimated by Landlord. Any amounts paid based on such an estimate shall be subject to adjustment pursuant to paragraph (c) of this Exhibit when actual Basic Cost is available for each calendar year.

     (b) For the purposes of this Exhibit, the term "Basic Cost" shall mean all expenses and disbursements of every kind (subject to the limitations set forth below) which Landlord incurs, pays or becomes obligated to pay in connection with the ownership, operation, and maintenance of the Building (including the associated parking facilities), determined in accordance with generally accepted federal income tax basis accounting principles consistently applied, including but not limited to the following:

          (i) wages and salaries (including management fees paid to third parties negotiated at arms length or reasonable management fees paid to management companies affiliated with Landlord, not to exceed the then prevailing market rate for management of office buildings of comparable size and age in the central business district of Dallas, Texas) of all employees engaged in the operation, repair, replacement, maintenance, and security of the Building, including taxes, insurance and benefits relating thereto; (such wages and salaries of an employee shall be equitably prorated to the extent such employee devotes time to buildings other than the Building);

          (ii) All supplies and materials used in the operation, maintenance, repair, replacement, and security of the Building;

          (iii) Annual cost of all capital improvements made to the Building which although capital in nature can reasonably be expected to reduce the normal operating costs of the Building based upon sound engineering theory, as well as all capital improvements made in order to comply with any law applicable to the Building hereafter promulgated by any governmental authority having jurisdiction over the Building, as amortized over the useful economic life of such improvements as determined by Landlord in its reasonable discretion (without regard to the period over which such improvements may be depreciated or amortized for federal income tax purposes);

          (iv) Cost of all utilities, other than the cost of utilities (including electricity) actually reimbursed to Landlord by the Building's tenants (including Tenant under Section 4.c. of this Lease);

          (v) Cost of any insurance or insurance related expense applicable to the Building and Landlords personal property used in connection therewith;

          (vi) All taxes and asse66mentB and governmental charges whether federal, state, county or municipal, and whether they be by taxing or management districts or authorities presently taxing or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Building (or its operation), and the grounds, parking areas, driveways, and alleys around the Building, excluding, however, federal and state taxes on income (collectively, "Taxes"); if the present method of taxation changes so that in lieu of the whole or any part of any Taxes levied on the Land or 3uilding, there is levied on Landlord a capital tax directly on the rents received therefrom or a franchise tax, assessment, or charge based, in whole or in part, upon such rents for the 3uilding, then all such taxes, assessments, or charges, or the part thereof so based, shall be deemed to be included within the term "Taxes" for the purposes hereof;

          (vii) Cost of repairs, replacements, and general maintenance of the Building, other than repair, replacement, and general maintenance of the roof, foundation and exterior walls of the 3uilding; and

          (viii) Cost of service or maintenance contracts with independent contractors negotiated at arms length for the operation, maintenance, repair, replacement, or security of the Building (including, without limitation, alarm service, window cleaning, and elevator maintenance).

For purposes of this Exhibit C, Trammell Crow Dallas/Ft. Worth, Inc. shall not be deemed to be an affiliate of Landlord.

There are specifically excluded from the definition of the term "Basic Cost" costs (1) for capital improvements made to the Building, other than capital improvements described in subparagraph (iii) above and except for items which, though capital for accounting purposes, are properly considered maintenance and repair items, such as painting of common areas, replacement of carpet in elevator lobbies, and the like; (2) for repair, replacements and general maintenance paid by proceeds of insurance or by Tenant or other third parties, and alterations attributable solely to tenants of the Building other than Tenant; (3) for interest on debt or amortization payments on any mortgage or mortgages, and rental under any ground lease; (4) for depreciation of the Building; (5) for leasing commissions; (6) for legal expenses (including, without limitation, attorneys' fees, costs and disbursements and other expenses incurred in connection with negotiations or disputes with tenants, other occupants, or prospective tenants or other occupants), other than those incurred for the general benefit of the Building's tenants (e.g., tax disputes); (7) for renovating or otherwise improving space for occupants of the Building or vacant space in the Building; (8) for special services or other benefits of a type which are not provided Tenant but which are provided to another tenant or occupant; (9) for correcting defects in the construction of the Building; (10) for overtime or other expenses of Landlord in curing defaults or performing work expressly provided in this Lease to be borne at Landlord's expense; (11) for federal income taxes imposed on or measured by the income of Landlord from the operation of the 3uilding; (12) for interest and penalties paid with respect to Taxes unless incurred with respect to Landlord's good faith contesting of the Taxes; (13) for any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord in the Building; (14) for rental and other related expenses incurred in leasing air conditioning systems, elevators, or other material equipment ordinarily considered to be of a capital nature, except (A) equipment which is used in providing janitorial services, (B) rental and other related expenses incurred in leasing any such equipment in case of emergencies, and (C) incidental office and other equipment; (15) for advertising and promotional expenditures including parties for Building tenants; (16) for Landlord, 6 general corporate overhead and general administrative expenses, except those expenses specifically attributable to the Land and the Building; and (17) for overhead and profit increment paid to subsidiaries, parents or affiliates of Landlord for services on or to the Land or Building to the extent that the costs of such services exceed competitive costs of such services were they not so rendered by a subsidiary, parent or affiliate.

     (c) The Annual Cost Statement shall include a statement of Landlord's actual Basic Cost for the previous year adjusted as provided in paragraph (d) of this Exhibit. If the Annual Cost Statement reveals that Tenant paid more for Basic C06t than the actual Excess in the year for which such statement was prepared, then Landlord shall credit such excess to succeeding payments of rent or reimburse Tenant for such excess within 30 days after delivery of the Annual Cost Statement; likewise, if Tenant paid less than the actual Excess, then Tenant shall pay Landlord such deficiency within 30 days after delivery of the Annual Cost Statement.

     (d) with respect to any calendar year or partial calendar year in which the Building is not occupied to the extent of 95% of the rentable area thereof, the Basic Cost for such period shall, for the purposes hereof, be increased to the amount which would have been incurred had the Building been occupied to the extent of 95% of the rentable area thereof.

     (e) Notwithstanding any provision of this Lease to the contrary, for the purpose of calculating Tenant's Proportionate Share of Basic Cost each year during the first ten (10) years of the Term of this Lease, the items of Basic Cost which are reasonably subject to the control of Landlord ("Controllable Expenses") shall be deemed not to increase in the aggregate more than 6t per calendar year (from the actual amount determined for the proceeding calendar year) for each calendar year from and after January 1, 1998. Controllable Expenses shall not include, without limitation, (i) insurance, (ii) Taxes, (iii) utilities, and (iv) repairs, replacements, and general maintenance of the Building to the extent such repairs, replacements or general maintenance of the Building is not within Landlord's reasonable control.

     (f) Tenant, at its expense, shall have the right, within 12 months after receiving Landlord's Annual Cost Statement for a particular year, to (i) request in writing copies of reasonable extracts of Landlord's books and records relating to the Basic Cost for such year (the cost of such copies to be borne by Tenant), or (ii) audit Landlord's books and records relating to the Basic Cost for such year. If within such 12-month period Tenant does not give Landlord written notice stating in reasonable detail any objection to the Annual Cost Statement, Tenant shall be deemed to have approved such statement in all respects (except actual knowing fraud by Landlord or Landlord's employees or agents (which shall not include good faith mistake or unintentional misrepresentation)). If the audit procedure discloses a discrepancy between the Basic Cost for a particular calendar year and Landlord's Annual Cost Statement for such year, and if such discrepancy is verified by an independent certified public accountant of recognized good standing reasonably acceptable to Landlord and Tenant, then any adjustment required so that Tenant will have paid an amount equal to (but not exceeding) the actual Excess for such calendar year shall be made (and any funds from Landlord to Tenant or from Tenant to Landlord, as appropriate, shall be due and payable) within thirty (30) days following the completion of such audit procedure. While Tenant shall bear the cost of any audit conducted for or by it, Landlord hereby agrees to reimburse Tenant for such cost if said audit shall prove that Basic Cost for the period of time covered by such audit have been overstated by five percent (5%) or more.

                                    EXHIBIT D

                          TENANT FINISH-WORK ALLOWANCE

1. Tenant accepts the Premises, in its "as is" condition as of the date hereof, subject to Landlord's repair oblligations expressly set forth in this Lease and Landlord's obligations set forth in Exhibit J.

2. Tenant shall provide to Landlord for its approval final working drawings, prepared by an architect that has been approved by Landlord (which approval shall not be unreasonably withheld), of all improvements that Tenant proposes to install in the Premises: such working drawings shall include the partition layout, ceiling plan, electrical outlets and switches, telephone outlets, drawings for any modifications to the mechanical and plumbing systems of the Building, and detailed plans and specifications for the construction of the improvements called for under this Exhibit in accordance with all applicable governmental laws, codes, rules, and regulations. Further, if any of Tenant's proposed construction work will affect the Building's HVAC, electrical, mechanical, or plumbing systems, then the working drawings pertaining thereto shall be prepared, at Tenant's cost, by an engineer approved by Landlord, such approval not to be unreasonably withheld or delayed. Landlord's approval of such working drawings shall not be unreasonably withheld or delayed, provided that (a) they comply with all applicable governmental laws, codes, rules, and regulations, (b) such working drawings are sufficiently detailed to allow construction of the improvements in a g on d and workmanlike manner, and
     (c) the improvements depicted thereon conform to the rules and regulations promulgated from time to time by the Landlord for the construction of tenant improvements (a copy of which has been delivered to Tenant). As used herein, '"Working Drawings" shall mean the final working drawings approved by Landlord, as amended from time to time by any approved changes thereto, and "Work" shall mean all improvements to be constructed in accordance with and as indicated on the Working Drawings. Approval by Landlord of the Working Drawings shall not be a representation or warranty of Landlord that such drawings are adequate for any use, purpose, or condition, or that such drawings comply with any applicable law or code, but shall merely be the consent of Landlord to the performance of the Work. Landlord and Tenant shall sign the Working Drawings to evidence their respective review and approval thereof. All changes in the Work must receive the prior written approval of Landlord, and in the event of any such approved change Tenant shall, upon completion of the Work, furnish Landlord with an accurate, reproducible "as-built" plan (e.g., sepia) of the improvements as constructed, which plan shall be incorporated into this Lease by this reference for all purposes.

3. The Work shall be performed only by contractors and subcontractors approved in writing by Landlord, which approval shall not be unreasonably withheld or delayed. All contractors and subcontractors shall be required to procure and maintain insurance against such risks, in such amounts, and with such companies as Landlord may reasonably require. Certificates of such insurance, with paid receipts therefor, and copies of such bonds must be received by Landlord before the Work is commenced. The Work shall be performed in a good and workmanlike manner that is free of defects and is in conformance in all material respects with the Working Drawings, and shall be performed in such a manner and at such times as to maintain harmonious labor relations and not to interfere with or delay Landlord's other contractors, the operation of the Building, and the occupancy thereof by other tenants. A11 contractors and subcontractors shall contact Landlord and schedule time periods during which they may use Building facilities in connection with the Work (e.g., elevators, excess electricity, etc.).

4. Tenant shall bear the entire cost of performing the Work (including, without limitation, design of the Work and preparation of the working Drawings, Costs of construction labor and materials, electrical usage during construction, additional janitorial services, general tenant signage, related taxes, insurance costs, moving expenses, and the installation of Tenant's telecommunication and data cabling systems, all of which costs are herein collectively called the "Total Construction Costs") in excess of the Construction Allowance (hereinafter defined).

5. Landlord shall provide to Tenant a construction allowance (the "Initial Space Construction Allowance") equal to the lesser of (a) $24.50 per rentable square foot (the "Maximum Initial Spacek Construction Allowance") in the Initial Space or (b) the Total Construction Costs with respect to the Initial Space, as adjusted for any approved changes to the work. In addition, Landlord shall provide to Tenant a construction allowance (the "Staged Occupancv Space Construction Allowance") with respect to the staged Occupancy Space equal to the lesser of (a) the product of 524.50 per rentable square foot in the Staged Occupancy Space multiplied by a fraction, the numerator of which shall be the number of months remaining in the first ten (10) years of the Term as of the Staged Occupancy Commencement Date, and the denominator of which shall be 120, and (b) the Total Construction Costs with respect to the Staged Occupancy Space, as adjusted for any approved changes in the Work. As used herein, the term "Construction Allowance" shall refer generally to either the Initial Space Construction Allowance or the Staged Occupancy Space Construction Allowance, as the case may be. Landlord shall disburse any portion of the Total Construction Costs to Tenant within 30 days following Landlord's receipt of bills, invoices and such other supporting data as Landlord may reasonably request for Work actually performed by third parties and other Total Construction Costs actually incurred by Tenant.

6. Landlord or its affiliate shall have the right to monitor the Work and coordinate the relationship between the Work, the Building, and the building's systems at Landlord's sole cost and expense.

7. To the extent not inconsistent with this Exhibit, Section 8a. of this Lease shall govern the performance of the Work and the Landlord's and Tenant's respective rights and obligations regarding the improvements installed pursuant thereto.

                                    EXHIBIT E

                                     PARKING

     Tenant shall be permitted to use up to (i) as of Tenant's occupancy of the Initial Space, one undesignated vehicular parking space for each 500 square feet of rentable area in the Premises in the western most half of the parking garage currently known as the Bryan Tower/Maxus Energy Tower Garage located on Harwood Street immediately east of the Building and connected to the Building by a skybridge (the "Parking Garage"), at such rates and subject to such terms, conditions and regulations as are from time to time charged or applicable to patrons of the Parking Garage. Notwithstanding anything herein to the contrary, Landlord may, from tins to time with 30 days' written notice, terminate Tenant's right to use so many of such parking spaces as would reduce the number of parking space to a ratio of one parking space for each 1,500 square feet of rentable area in the Premises. Tenant shall have the right to designate up to 10 of Tenant's parking spaces as reserved parking spaces at such rates and subject to such terms, conditions and regulations as are from time to time charged or applicable to reserved parking space patrons of the Parking Garage.

     If, due to a casualty or taking of all or part of the Parking Garage by right of eminent domain, Landlord fails or is unable to provide, or Tenant is not permitted to use, all or any portion of the parking spaces to which it is entitled hereunder, then Tenant's obligation to pay for such spaces shall be abated for so long as Tenant does not have the use thereof; this abatement shall be in full settlement of all claims that Tenant might otherwise have against Landlord because of Landlord's failure or inability to provide Tenant with such parking spaces. If Tenant sublets any portion of the Premises or assigns any of its interest in this Lease, then the parking spaces allocated to Tenant hereunder shall be reduced to the extent the ratio between the rentable square feet of the Premises and the parking spaces granted to Tenant hereunder exceeds the Building standard ratio of parking space per rentable square foot as established by Landlord from time to time.

                                    EXHIBIT F

                                EXTENSION OPTIONS

     Provided no Event of Default exists and Tenant is occupying the entire Premises at the time of such election, Tenant may renew this Lease for two (2) additional periods of five (5) years each on the same te Ds provided in this Lease (except as set forth below), by delivering written notice of the exercise thereof to Landlord not later than twelve (12) months before the expiration of the Term. On or before the commencement date of the extended Te D in question, Landlord and Tenant shall execute an amendment to this Lease extending the Te D on the same terms provided in this Lease, except as follows:

          (1) The Basic Rental payable for each month during each such extended Term shall be the prevailing market rental rate in the Building, at the commencement of such extended Term, for space of equivalent quality, size, utility and location;

          (2) Tenant shall have no further renewal options unless expressly granted by Landlord in writing; and

          (3) Landlord shall lease to Tenant the Premises in their then-current condition, and Landlord shall not provide to Tenant any allowances (e.g., moving allowance, construction allowance, and the like) or other tenant inducements.

     For the purpose of extension or renewal of this Lease, the term "market rental rate" shall be the rate charged to non-renewing/non-extending tenants for space of comparable size, location and conditions in properties of comparable size and age in the central business district of Dallas, Texas and taking into consideration the following: location, quality, age, floor levels, co = on area factors, the value and utility of the then existing improvements in the Premises, finish allowances, rental abatements, parking charges, lease assumptions, moving allowances, the value, goodwill and continuity arising from the ability to remain in the Premises, space planning allowances, refurbishment allowances and other concessions or inducements, expense stop, other rental adjustments, credit standing of tenant, lease term and any other terms relevant in making a market rate determination.

     If Landlords notice ("Landlords Notice") designates a Basic Rental rate in excess of the Basic Rental rate then in effect with respect to the Premises, Tenant shall have thirty (30) days following delivery of Landlord's Notice to notify Landlord in writing of Tenant's contesting of Landlord's designated Basic Rental rate, in which event Landlord and Tenant shall each within ten (10) days appoint an Mod appraiser, and each appraiser shall independently determine the prevailing market basic rental rate upon which the Basic Rental shall be based. If one party shall fail to appoint an appraiser within such ten (10) day period, the appointed appraiser alone shall determine the prevailing market basic rental rate upon which the Basic Rental shall be based. If neither party shall appoint an appraiser within such ten (10) day period, the Basic Rental rate shall be the Basic Rental rate per rentable square foot per annum specified in Landlord's Notice. All determinations of the prevailing market basic rental rate shall be made by such appraisers within thirty (30) days from the date of such appraiser's appointment and a copy of each appraiser's report shall be delivered to Landlord and Tenant within such thirty (30) day period. After determining the prevailing market basic rental rate by each appraiser, the Basic Rental rate skull be calculated as the mean average of such two (2) appraised rates provided, however, that in the event the appraised rates shall deviate by more than ten percent (lot) (of the lower appraised rate), then the appraisers shall select a third MAI appraiser who shall independently determine the prevailing market basic rental rate, and the Basic Rental rate shall be calculated as the mean average of those two (2) of the three (3) appraised rates which differ by the least amount, Each appraiser, whether designated by Landlord, Tenant or the other appraiser(s), shall have at least ten (10) years experience in the appraisal of commercial office buildings in Dallas County, Texas. The decision of the appraisal process shall be binding upon the parties and enforceable by a court of competent jurisdiction. Each party shall pay the fee of its appraiser and 50% of the fee of any third appraiser. If Tenant shall fail to notify Landlord in writing within such thirty (30) day period of its election to contest Landlord's designated Basic Rental rate, then Tenant shall be deemed to have waived its right to so contest.

     Tenant's rights under this Exhibit shall terminate if (i) this Lease or Tenant's right to possession of the Premises is terminated, or (ii) Tenant fails to timely exercise its option under this Exhibit, time being of the essence with respect to Tenant's exercise thereof.

                                    EXHIBIT G

                             CLEANING SPECIFICATIONS

DAILY SERVICES - OFFICES, PUBLIC AREAS

1. Empty, clean and damp dust all waste receptacles, replace receptacle liners, remove waste paper, rubbish and recyclable paper to designated location for removal. Wash receptacles as necessary.

2.   Vacuum synthetic flooring and spot mop spillages.

3. Hand dust office furniture, paneling and window sills and telephones. Spot clean desk tops to remove film, smudges, and markings if desks are left free of papers, office equipment, etc.

4. Wash, clean, and disinfect dispensing area of water fountains and coolers. Wash metal housing, shiny metal fixture units.

5. Spot clean main entrance door glass, any adjacent side glass and interior partition glass to remove fingerprints and smudges.

6. Vacuum all carpeted area in office, lobbies and corridors. Provide detailed vacuuming including edging, removal of staples and debris. Spot clean spills and smudges caused during the day.

7.   Police sidewalks at lobby entrance.

8.   Spot clean walls and vertical woodwork within reach.

9.   Vacuum and spot clean elevator floors, walls and tracks.

10.  Remove main entrance door mats, clean mats and return to proper location.

DAILY SERVICE - LAVATORIES

1.   Clean and disinfect lavatory floors.

2.   Polish mirrors, bright work and enameled surfaces.

3. Wash and disinfect all basins, bowls and urinals and toilet seats. Clean undersides of rim of urinals, bowls and both sides of all toilet seats.

4. Hand dust, clean and disinfect all partitions, tops of tile ledges, and towel, paper and sanitary napkin dispensers.

5. Clean and fill toilet tissue, hand soap, and hand towel dispensers and toilet seat cover dispensers. Maintain soap dispensers in good working condition.

6. Check restrooms several times daily to maintain adequate supplies of toilet paper, spot clean vanities and empty sanitary napkin dispensers to reduce odor.

7.   Provide air fresheners in all restrooms.

6. Supply sanitary napkin disposal units and coin dispensers in ladies' restrooms.

WORK SERVICES

1. Remove fingerprints, smudges and scuff marks from vertical and horizontal surfaces within reach. This includes, but may not be limited to doors, walls, glass partitions, and window sills.

2.   Spray buff hard-surface flooring in public areas.

3. Sweep stairwells and dust handrails. Police all stairwells and keep in clean condition as required.

4. Damp mop all VCT and synthetic floors. Damp mop spillage in office and public areas as required.

BI-MONTHLY SERVICES

1.   Clean, wax and polish vinyl tile and resilient flooring in offices.

MONTHLY SERVICES

1.   Wash down ceramic tile walls in lavatory compartment partitions.

2. Perform high dusting on air vents, ledges, partition tops, baseboards, high window sills, blinds, racks and shelves, picture frames, wall hangings and lighting fixtures.

3. Wash and polish all wall partitions, tile walls and enamel surfaces from trim to floor monthly.

ADDITIONAL

1.   Weekly wash of sidewalks and dock area.

2. Wax and buff tile floors in tenant suites monthly. Twice a year, all tile floors to be stripped, machined cleaned and re-waxed.

3.   Twice per year, wax tile floors in all restrooms.

4.   Occasional clean of mirrors, etc. in tenant suites.

5. Clean all perimeter windows, inside and outside, as required but in no event less than (2) times per year with respect to outside windows and one
     (1) time per year with respect to inside windows.

                                    EXHIBIT H

                                FORM OF INSURANCE

                                    EXHIBIT I

                               MEMORANDUM OF LEASE

THIS MEMORANDUM OF LEASE is dated this_______________________day of_________________________, 1997, and executed by and between MAXUS TOWER LIMITED PARTNERSHIP ("Landlord"), and SOUTHWESTERN FINANCIAL SERVICES CORPORATION ("Tenant"),

                                WITNESSETH That:

     In consideration of the premises, and of the mutual covenants and agreements set forth in that certain Lease Agreement dated ________ , 1997 (the "Lease"), by and between Landlord and Tenant, Landlord has leased to Tenant, and Tenant has leased from Landlord, certain premises in the improvements located on the real property more particularly described on Exhibit A attached hereto and made a part hereof, for a term of ten (10) years following the Commencement Date (as defined in the Lease), with options to extend the term for two (2) additional terms of five (5) years each, which te D commences in accordance with the provisions of the Lease.

     This Memorandum is executed for the purpose of giving notice of the existence of the Lease. Reference should be made to the Lease (and any amendments thereto that may be entered into) for the full description of the rights and duties of Landlord and Tenant, and this Memorandum of Lease shall in no way affect the terms and conditions of the Lease or the interpretation of the rights and duties of Landlord and Tenant thereunder.

     IN WITNESS WHREREOF, Landlord and Tenant have caused this memorandum of Lease to be executed the day and year first above written.

LANDLORD:                                      TENANT:
MAXUS TOWER LIMITED PARTNERSHIP,               SOUTHWESTERN FINANCIAL
a Texas limited partnership                    SERVICES CORPORATION
                                               a Delaware corporation

By:      Shamrock Equities Limited,            By:
         a Delaware Limited partnership,       Name:
         its sole general partner              Title:

         By:
         Name:
         Title:

                     [Notary Acknowledgments Inserted Here]

                                    EXHIBIT J

                             LANDLORD'S OBLIGATIONS
                         WITH RESPECT TO SPRINKLER LOOPS

Landlord shall provide the connections to the fire standpipes/risers, floor control valve assembly/testing devices and core/public area sprinkler protection within approximately five (5) feet from the core walls for each full floor in the Premises. The main line for the core/public area will have welded threaded outlets at approximately every twelve (12) feet for installation of the sprinkler branch lines from the stub main sprinkler supply. Heads per current code will be completed at Tenant's cost during any tenant finish construction. Tenant may use Landlord's sprinkler contractor and receive the benefit of any discount afforded Landlord by Landlords sprinkler contractor. (See attached floor layout)

                                    EXHIBIT K
           CONTRACTORS AND THIRD PARTY SERVICES INSURANCE REQUIREMENTS

Every contractor and all parties furnishing services to the Building must provide Landlord'6 construction manager with evidence of the following minimum insurance requirements. The company affording coverage must be rated higher or equal to A-VII as classified by A.M. Best, Inc. In no way do these minimum requirements limit the liability assumed elsewhere:

A.   Workers' Compensation and Employers Liability

     1. Statutory requirements in states where operating, to include all areas involved in operations covered under the contract.

     2.   Coverage  "B" -  Employers'  Liability  with Limits of Bodily  Injury:
          $500,000 per Accident per Employee; $100,000 per Disease per Employee; $500, 000 per Disease Policy Limit

B.   Comprehensive General Liability

     1. Provide either Comprehensive General Liability Insurance (1973) form) with the Board Form Comprehensive General Liability Endorsement (GL0404 or G222), or the Commercial Liability Coverage (1986 form), on an occurrence basis with the following:

          Premises/Operations;- Elevators and Escalators; Independent Contractors; Products - Complete Operations; Personal Injury; Broad Form Property Damage (including Completed Operation); and afford coverage for the X, C and U hazards; employees as additional insured's Fire Legal Liability and Contractual Liability on a blanket basis insuring the liability assumed under the contract.

     2. Limits of Liability: 5500,000 combined Single Limit for Bodily Injury and Property Damage and a 51,000,000 general aggregate limit per policy period.

C.   Comprehensive Automobile Liability

     1.   Comprehensive   Automobile   Liability  Form,   including  all  Owned,
          Non-Owned, and Hired Vehicles.

     2. Limits of Liability: Bodily Injury $250,000 each person, $500, 000 each occurrence; Property Damage - $100,000 each occurrence.

D.   Umbrella Liability

     Such insurance shall provide coverage with limits of not less than $2,000,000 per occurrence/$2,000,000 aggregate in excess of the underlying coverages listed in A, 8, and C above, or double the contract amount, whichever is higher.

E.   Builder's Risk

     Contractor accepts all risks covered by a standard builders all risk insurance policy subject to a deductible, in the name of the contractor including the interest of subcontractor on: (1) the work that is to be done; and (2) all insurable items of work and materials to be incorporated in the work, title to which has been acquired by Landlord but such insurance shall not cover any property owned, leased, or otherwise used in connection with the work by contractor or his subcontractors. Contractor shall be responsible for the 510,000 of any loss covered by a standard builders all risk coverage insurance policy.

     Builders Risk Insurance will be provided by the contractor.

F.   Additional Requirements

     1. Contractor shall require the same minimum insurance requirements, as listed above, of all their subcontractors, and these subcontractors shall also comply with the additional requirements listed below.

     2. All insurance coverage6 required as herein set forth, shall be at the sole cost and expense of contractor, subcontractor, or those providing third party services, and deductibles shall be assumed by, for the account of, and at their sole risk.

     3. Except where prohibited by law, all insurance policies shall contain provisions that the insurance companies waive the rights of recovery or subrogation against Landlord, its agents, servants, invitees, employees, co-lessees, co-venturers, affiliated companies, contractors, subcontractors, and their insurers.

     4. A Certificate of Insurance, evidencing all the above, must be presented to Landlord prior to work commencing. These certificates will show that Landlord will receive thirty (30) days notice prior to cancellation or adverse material change.

     5. Contractor shall name Landlord, any other such entity which has an ownership interest in the Building and Landlord's managing agent as an additional insured on coverages A, B, C, and D scheduled above. The "certificate holder" is not necessarily additional insureds.

                                    EXHIBIT L

                     NON-DISTURBANCE AND ATTORNMENT AGREEMENT

     THIS NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this "Agreement"), made and entered into as of this day of ____________, 1997, by and between GENERAL ELECTRIC PENSION TRUST ("Mortgagee"), and SOUTHWESTERN FINANCIAL SERVICES CORPORATION, ("Tenant").

                              W I T N E S S E T H:

     WHEREAS, Tenant entered into a certain Lease Agreement dated ____________________________, 1997, with MAXUS TOWER LIMITED PARTNERSHIP
("Landlord"), a Delaware limited partnership (the "Lease Agreement"), covering certain premises more particularly described therein (the "Demised Premises");

     WHEREAS,   Mortgagee  is  the  holder  of  a  lien  and  security  interest
(collectively, the "Lien") upon the Demised Premises.

     WHEREAS, Tenant has requested Mortgagee to agree not to disturb Tenant's rights in the Demised Premises in the event that Mortgagee should elect to foreclose upon the lien created under and by virtue of the Lien for any reason, provided that Tenant is not in default under the Lease Agreement and, provided further, that Tenant attorns to Mortgagee in any such event; and

     WHEREAS, Mortgagee is willing to 60 agree on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, for and in consideration of the recitals set forth above, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed, the parties hereto agree 36 follows:

     1. That the Lease Agreement and all rights of Tenant thereunder are subject and subordinate to the Lien, and to any and all advances made on the security thereof, and to any and all increases, renewals, modifications, consolidations, replacements and extensions of the Lien. This provision is hereby declared to be self-operative and no further instruments shall be required to effect such subordination. Tenant shall, however, upon demand at my time or times, execute, acknowledge and deliver to Mortgagee any and all instruments and certificates that in the judgment of Mortgagee may be necessary or proper to confirm or evidence such subordination.

     2. That, provided Tenant complies with this Agreement and is not in default (which default has not been cured) under the terms of the Lease Agreement or in the payment of sums due thereunder or in the performance of any of the terms, covenants or provisions on its part to be performed under the Lease Agreement, as of the date Mortgagee commences a foreclosure action, or at any time thereafter, no default under the Lien, and no proceedings to foreclose the same shall disturb or interfere with Tenant' B rights under the Lease Agreement, and the Lease Agreement shall not be terminated, nor shall Tenantt6 use, possession or enjoyment of the Demised Premises be interfered with by reason of the conclusion of any such foreclosure proceeding and the delivery of a trustee's deed to the purchaser at foreclosure, and notwithstanding any such foreclosure or other acquisition of the Demised Premises by Mortgagee or any other party acquiring the Demised Premises upon foreclosure sale, or upon sale in lieu thereof, the Lease Agreement shall be recognized as a direct agreement from Mortgagee or any other party acquiring the Demised Premises upon foreclosure sale, or upon sale in lieu thereof, except that Mortgagee, or any subsequent owner, and their respective heirs, personal representatives, successors and assigns, shall not be (a) liable for any act or omission of Landlord under the Lease Agreement, (b) be liable for the return of any security deposit or prepaid rental delivered by Tenant to Landlord under the Lease Agreement, except to the extent same has been actually delivered to Mortgagee, or (c) bound by any previous modification of the Lease Agreement or by any previous payment of any sums due to Landlord thereunder for a period greater than one (1) month in advance, unless such modification or prepayment shall have been expres61y approved in writing by Mortgagee, provided that Mortgagee or any other party acquiring the Demised Premises upon foreclosure sale, or upon sale in lieu thereof, shall assume the obligations of Landlord under the Lease Agreement, provided that upon a subsequent sale or other transfer of the Demised Premises, such parties so assuming the obligation of Landlord shall be released and relieved of the obligations so assumed under the Lease Agreement accruing from and after the date of such subsequent sale or other transfer of the Demised Premises.

     3. That if the interest of Landlord under the Lease Agreement shall be transferred by reason of foreclosure or other proceedings for enforcement of the Lien, Tenant shall be bound to Mortgagee or any purchaser at a foreclosure sale, or upon sale in lieu thereof, under all of the terms, covenants and conditions of the Lease Agreement for the balance of the term therefor with the same force and effect as if the purchaser were Landlord under the Lease Agreement, and Tenant does hereby attorn to such purchaser, as Landlord, under the Lease Agreement, said attornment to be effective and self-operative without the execution of any further instruments upon such purchaser succeeding to the interest of Landlord under the Lease Agreement, provided that from and after the date of such succession, such purchaser shall assume the obligations of Landlord under the Lease Agreement and, provided further, that upon the subsequent sale or other transfer of the Demised Premises, such purchaser shall be released and relieved of the obligations of Landlord under the Lease Agreement accruing from and after the date of such subsequent sale or other transfer of the Demised Premises.

     4. That Tenant shall from and after the date hereof furnish to Mortgagee any notice, request, demand or document of any nature whatsoever which Tenant is obligated to furnish to Landlord under the terms of the Lease Agreement at the same time any such notice, request, demand or document is furnished to Landlord. That Mortgagee shall from and after the date hereof furnish to Tenant any notice, request, demand or document of any nature whatsoever which Mortgagee is obligated to furnish to Landlord under the terms of the loan documents related to the Lien at the time any such notice, request, demand or document is furnished to Landlord.

     5. In the event of the termination of the Lease Agreement caused by foreclosure or deed-in-lieu thereof, or of any succeeding lease agreement made pursuant to the provisions of this paragraph, prior to its stated expiration date, Tenant will enter into a new lease agreement with Mortgagee or its designee for the remainder of the term, effective as of the date of such termination, on the same terms, covenants and provisions, provided that Mortgagee makes written request upon Tenant for such new lease agreement within sixty (60) days from the date of such termination. Notwithstanding the foregoing, to the extent Tenant exercises its right to terminate the Lease pursuant to the express terms of the Lease, Tenant shall not be obligated to enter into a new lease agreement with Mortgagee or its designee.

     6. That any notice which may or is required to be given hereunder shall be in writing and shall be deemed given (i) when delivered (if delivered by hand), or (ii) whether actually received or not, if orderly delivery of mail has not been disrupted or threatened, when deposited, postage prepaid, certified or registered mail, return receipt requested, in the United States mail, or (iii) when delivered to the courier (if sent by recognized overnight courier), addressed to Mortgagee or Tenant, as the case may be, at the addresses set forth after their respective names below, or at such different addresses as they shall have theretofore advised the other in writing in accordance herewith.

If intended for Mortgagee:

         General Electric Pension Trust
         3003 Summer Street
         Stamford, Connecticut 06904

If intended for Tenant:

         Southwestern Financial Services, Inc.
         P.O. 30x 2699
         Dallas, Texas 75221

     7. That no modification, amendment, waiver or release of any provision of this Agreement or any right, obligation, claim or cause of action arising hereunder shall be valid or binding for any purposes whatsoever unless in writing and duly executed by the party against whom the same is sought to be asserted.

     8. That this Agreement shall inure to the benefit of the parties hereto, and their respective successors and assigns; provided, however, the right of assignment of Tenant and its successors and assigns shall be limited by the terms of the Lease Agreement.

     9. That Tenant agrees that this Agreement satisfies any condition or requirement in the Lease Agreement relating to the granting of a non-disturbance agreement.

     10. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

MORTGAGEE:

GENERAL ELECTRIC PENSION TRUST
By:
Name:
Title:

TENANT:

SOUTHWESTERN FINANCIAL SERVICES, INC.
By:
Name:
Title:

     Landlord agrees for itself, its successors and assigns, that this Agreement does not (a) constitute a waiver by Mortgagee of any of its rights under the Lien, and (b) in any way release Landlord as grantor under the Lien from its obligations to comply with the terms, covenants and provisions thereof, and of the Lease Agreement, and that the provisions thereof and of the Lease Agreement remain in full force and effect and must be complied with by Landlord.


LANDLORD:

MAXUS TOWER LIMITED PARTNERSHIP,
a Texas limited partnership

By: Shamrock Equities Limited,
    a Delaware limited partnership,
    its sole general partner
By:
Name:
Title:

                                    EXHIBIT M
                           ADDITIONAL ITEMS TENANT MAY
                        REMOVE AFTER TERMINATION OF LEASE

1.       Any and all indirect lighting fixtures and sources
2.       Built-in file cabinets and credenzas
3.       All audio-visual equipment
4.       LAN lines and computer outlets
5.       Special air-conditioning units used in computer facilities
6.       Fire extinguishers
7.       Sculpture and/or art
8.       Special lighting or special dimming systems
9.       Office graphics or signage
10.      Security system
11.      Phone system
12.      Special display cases in lobby
13.      Microwaves and refrigerators
14.      Movable wall systems

                                    EXHIBIT N

                             LEASEHOLD IMPROVEMENTS
                                 REQUIRED TO BE
                        REMOVED AT TERMINATION OF LEASE

     Upon Landlord's approval of the Working Drawings, Landlord will advise Tenant, contemporaneously with delivery of Landlord's approval, whether Landlord will require Tenant to remove any of the additions or alterations contemplated by the Working Drawings prior to the termination of this Lease.

                                   EXHIBIT O

                             BUILDING MONUMENT SIGN

                                    EXHIBIT P

                            DEFINITION OF COMMON AREA

     The common areas of the Building are those portions of the Building designated by Landlord for the common use of all tenants, including without limitation, Building lobby areas, elevator lobbies, elevator shafts, riser facilities, telephone and janitorial closets, mechanical and electrical closets, restrooms and halls on multi-tenant floors. The following sets forth the number of square feet of common area on each floor of the Building:

                              Floor                           Common Area
                               B                                      -
                               1                                  9,948
                               2                                  1,081
                               3                                    786
                               4                                  1,081
                               5                                    786
                               6                                    786
                               7                                  1,081
                               8                                    786
                               9                                    782
                               10                                 1,077
                               11                                   782
                               12                                   782
                               13                                 1,077
                               14                                   951
                               15                                   951
                               16                                 1,090
                               17                                   951
                               18                                   798
                               19                                 1,176
                               20                                   798
                               21                                   798
                               22                                 1,176
                               23                                   798
                               24                                   798
                               25                                 1,176
                               26                                   798
                               27                                   798
                               28                                 1,176
                               29                                   798
                               30                                   798
                               31                                 1,176
                               32                                   798
                               33                                 1,176
                               34                                   791
                               PH                                     -
                                                                 ------
TOTAL                                                            40,605

                    NON-DISTURBANCE AND ATTORNMENT AGREEMENT

     THIS NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this Agreements), made and entered into as of this 8th day of April, 1997, by and between GENERAL ELECTRIC PENSION TRUST ("Mortgagee"), and SOUTHWESTERN FINANCIAL SERVICES CORPORATION, (tenant).

                              W I T N E S S E T H:

     WHEREAS, Tenant entered into a certain Lease Agreement dated, March 27, 1997, with MAXUX TOWER LIMITED PARTNERSHIP ("landlord"), a Delaware limited partnership (the "Lease Agreement"), covering certain premises more particularly described therein (the "Demised Premises");

     WHEREAS,   Mortgagee  is  the  holder  of  a  lien  and  security  interest
(collectively, the "Lien") upon the Demised Premises.

     WHEREAS, Tenant has requested Mortgagee to agree not to disturb Tenant's rights in the Demised premises in the event that Mortgagee should elect to foreclose upon the lien created under and by virtue of the Lien for any reason, provided that Tenant is not in default under the Lease Agreement and, provided further, that Tenant attorns to Mortgagee in any such event; and

     WHEREAS, Mortgagee is willing to 80 agree on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, for and in consideration of the recitals set forth above, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed, the parties hereto agree as follows:

     1. That the Lease Agreement and all rights of Tenant thereunder are subject and subordinate to the Lien, and to any and all advances made on the security thereof, and to any and all increases, renewals, modifications, consolidations, replacements and extensions of the Lien. This provision is hereby declared to be self-operative and no further instruments shall be required to effect such subordination. Tenant shall, however, upon demand at any time or times, execute, acknowledge and deliver to Mortgagee any and all instruments and certificates that in the judgment of Mortgagee may be necessary or proper to confirm or evidence such subordination.

     2. That, provided Tenant complies with this Agreement and is not in default (which default has not been cured) under the terms of the Lease Agreement or in the payment of sums due thereunder or in the perfo = ce of any of the terms, covenants or provisions on its part to be performed under the Lease Agreement, as of the date Mortgagee commences a foreclosure action, or at any time thereafter, no default under the Lien, and no proceedings to foreclose the same shall disturb or interfere with Tenant's rights under the Lease Agreement, and the Lease Agreement shall not be terminated, nor shall Tenant'6 use, possession or enjoyment of the Demised Premises be interfered with by reason of the conclusion of any such foreclosure proceeding and the delivery of a trustee's deed to the purchaser at foreclosure, and notwithstanding any such foreclosure or other acquisition of the Demised Premises by Mortgagee or any other party acquiring the Demised Premises upon foreclosure sale, or upon sale in lieu thereof, the Lease Agreement shall be recognized as a direct agreement from Mortgagee or any other party acquiring the Demised Premises upon foreclosure sale, or upon sale in lieu thereof, except that Mortgagee, or any subsequent owner, and their respective heirs, personal representatives, successors and assigns, shall not be (a) liable for any act or omission of Landlord under the Lease Agreement, (b) be liable for the return of any security deposit or prepaid rental delivered by Tenant to Landlord under the Lease Agreement, except to the extent same has been actually delivered to Mortgagee, or (c) bound by any previous modification of the Lease Agreement or by any previous payment of any sums due to Landlord thereunder for a period greater than one (1) month in advance, unless such modification or prepayment shall have been expressly approved in writing by Mortgagee, provided that Mortgagee or any other party acquiring the Demised Premises upon foreclosure sale, or upon sale in lieu thereof, shall assume the obligations of Landlord under the Lease Agreement, provided that upon a subsequent sale or other transfer of the Demised Premises, such parties so assuming the obligation of Landlord shall be released and relieved of the obligations 60 assumed under the Lease Agreement accruing from and after the date of such subsequent sale or other transfer of the Demised Premises.

     3. That if the interest of Landlord under the Lease Agreement shall be transferred by reason of foreclosure or other proceedings for enforcement of the Lien, Tenant shall be bound to Mortgagee or any purchaser at a foreclosure sale, or upon sale in lieu thereof, under all of the terms, covenants and conditions of the Lease Agreement for the balance of the term therefor with the same force and effect as if the purchaser were Landlord under the Lease Agreement, and Tenant does hereby attorn to such purchaser, as Landlord, under the Lease Agreement, said attornment to be effective and self-operative without the execution of any further instruments upon such purchaser succeeding to the interest of Landlord under the Lease Agreement, provided that from and after the date of such succession, such purchaser shall assume the obligations of Landlord under the Lease Agreement and, provided further, that upon the subsequent sale or other transfer of the Demised Premises, such purchaser shall be released and relieved of the obligations of Landlord under the Lease Agreement accruing from and after the date of such subsequent sale or other transfer of the Demised Premises.

     4. That Tenant shall from and after the date hereof furnish to Mortgagee any notice, request, demand or document of any nature whatsoever which Tenant is obligated to furnish to Landlord under the terms of the Lease Agreement at the same time any such notice, request, demand or document is furnished to Landlord. That Mortgagee shall from and after the date hereof furnish to Tenant any notice, request, demand or document of any nature whatsoever which Mortgagee is obligated to furnish to Landlord under the terms of the loan documents related to the Lien at the time any such notice, request, demand or document is furnished to Landlord.

     5. In the event of the termination of the Lease Agreement caused by foreclosure or deed-in-lieu thereof, or of any succeeding lease agreement made pursuant to the provisions of this paragraph, prior to its stated expiration date, Tenant will enter into a new lease agreement with Mortgagee or its designee for the remainder of the term, effective as of the date of such termination, on the same terms, covenants and provisions, provided that Mortgagee makes written request upon Tenant for such new lease agreement within sixty (60) days from the date of such termination. Notwithstanding the foregoing, to the extent Tenant exercises its right to terminate the Lease pursuant to the express terms of the Lease, Tenant shall not be obligated to enter into a new lease agreement with Mortgagee or its designee.

     6. That any notice which may or is required to be given hereunder shall be in writing and shall be deemed given (i) when delivered (if delivered by hand), or (ii) whether actually received or not, if orderly delivery of mail has not been disrupted or threatened, when deposited, postage prepaid, certified or registered mail, return receipt requested, in the United states mail, or (iii) when delivered to the courier (if sent by recognized overnight courier), addressed to Mortgagee or Tenant, as the case may be, at the addresses set forth after their respective names below, or at such different addresses as they shall have theretofore advised the other in writing in accordance herewith.

If intended for Mortgagee:

         General Electric Pension Trust
         3003 Summer Street
         Stamford, Connecticut 06904

If intended for Tenant:

         Southwestern Financial Services, Inc.
         P.O. Box 2699
         Dallas, Texas 75221

     7. That no modification, amendment, waiver or release of any provision of this Agreement or any right, obligation, claim or cause of action arising hereunder shall be valid or binding for any purposes whatsoever unless in writing and duly executed by the party against whom the same is Bought to be asserted.

     8. That this Agreement shall inure to the benefit of the parties hereto, and their respective succe88Or8 and assigns; provided, however, the right of assignment of Tenant and its successors and assigns shall be limited by the terms of the Lease Agreement.

     9. That Tenant agrees that this Agreement satisfies any condition or requirement in the Lease Agreement relating to the granting of a Ron disturbance agreement.

     10. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same agreement.

     IN WITNESS WHEREOP, the parties have caused this Agreement to be executed as of the day and year first above written.

                              MORTGAGEE:

                              GENERAL ELECTRIC PENSION TRUST
                              By: /s/Alan M. Lewis
                                  --------------------------
                              Name:  Alan M. Lewis
                              Title: Trustee

                              SOUTHWESTERN FINANCIAL SERVICES, INC.
                              By:    /s/Glenn H. Gettier, Jr.
                                     ------------------------------
                              Name:  Glenn H. Gettier, Jr.
                              Title: President & Chief Executive Officer

     Landlord agrees for itself, its successors and assigns, that this Agreement does not (a) constitute a waiver by Mortgagee of any of its rights under the Lien, and (b) in any way release Landlord as grantor under the Lien from its obligations to comply with the terms, covenants and provisions thereof, and of the Lease Agreement, and that the provisions thereof and of the Lease Agreement remain in full force and effect and must be complied with by Landlord.

                              LANDLORD:

                              MAXUS TOWER LIMITED PARTNERSHIP,
                              a Texas limited partnership

                              By:      Shamrock Equities Limited,
                                       a Delaware limited partnership,
                                       its sole general partner

                              By:    /s/Preston R. Sargent
                                     --------------------------
                              Name:  Preston R. Sargent
                              Title: President

  Acknowledgment and Agreement Regarding Early Occupancy and Commencement Date

     This Acknowledgment and Agreement Regarding Early Occupancy and Commencement Date (this "Agreement") is dated as of November 24, 1997, and is between BRE/Maxus L.L.C. ("Landlord") and Southwestern Financial Services Corporation ("Tenant")

                                    RECITALS

     1. Landlord and Tenant are parties to that certain Lease Agreement dated March 27,1997 (the "Lease"), with respect to 125,253 rentable square feet of office space (the "Premises"), in the building located at 717 North Harwood, Dallas, Texas.

     2. Pursuant to the terms of the Lease, Landlord has tendered possession of the Premises to Tenant, and Tenant has accepted possession of the Premises and has commenced occupancy thereof

     3. The parties desire to acknowledge to the foregoing and to amend the Lease as set forth herein.

                                    AGREEMENT

     For and in consideration of the mutual covenants contained herein and for other good and valuable consideration paid by each party to the other, the receipt and sufficiency of which are hereby acknowledged by each party, Landlord and Tenant hereby agree as follows:

     1. Landlord has tendered possession of the Premises to Tenant, and Tenant has accepted possession of the Premises from Landlord, as of the date hereof As set forth in the Lease, the term "Commencement Date" means March 1,1998. Furthermore, the term "Staged Occupancy Commencement Date" as used the Lease is hereby amended to mean March 1, 1998.

     2. Pursuant to Section 26.a. of the Lease, from the date hereof until February 28, 1998, Tenant shall pay the Premises Electrical Costs (as defined in
Section 4.c. of the Lease), Tenant's Proportionate Share of the Common Area Electrical Costs (as defined in Section 4.c. of the Lease) and Basic Cost (as defined in Exhibit C to the Lease) for the initial Space and the Staged Occupancy Space in accordance with the following estimated amounts:

Period                                  Amount            Date Due
------                                  ------            --------
November 24-30, 1997                    $14,953.82        November24, 1997
December 1, 1997 - December 31, 1997    $64,087.79        December 1, 1997
January 1, 1998 - January 31, 1998      $71,707.34        January 1, 1998
February 1, 1998 - February 28, 1998    $71,707.34        February 1, 1998

Tenant shall pay such estimated amounts in advance to Landlord on the indicated due dates. Any variation between such estimated amounts and the actual amounts as determined by the Annual Cost Statement shall be reconciled in substantially the same manner as set forth in Paragraph (c) of Exhibit C to the Lease.

     3. Beginning March 1, 1998 and continuing for 120 months thereafter (ending at 5:00 p.m. February 29,2008), Tenant shall pay when due all Rent required under the Lease, including the following monthly

                                    Basic Rental Rate Per       Monthly
             Period                 Rentable Square Foot     Basic Rental
             ------                 --------------------     ------------
March 1, 1998 - February 28, 2003          $14.35             $149,781.72
 March 1,2003 - February 29,2008           $15.35             $160,219.46

     Landlord will not send rent due statements. However, computer generated rent coupons which outline Tenant's monthly charges will be delivered under separate cover. All payments for Rent are due in the management office on or before the first day of each month. Please mail or hand deliver checks to BRE/Maxus L.L.C., 717 North Harwood Street, Suite 1650, Dallas, TX 75201.

     4. Ratification. Landlord and Tenant ratify the terms of the Lease and acknowledge and accept that the Lease remains in full force and effect as amended hereby. Defined terms not otherwise defined herein shall have the meanings ascribed to such terms in the Lease.

EXECUTED as of the date first above written.

LANDLORD:                          TENANT:

BRE/MAXUS L.L.C.,                  SOUTHWESTERN FINANCIAL
a Texas limited liability company  SERVlCES CORPORATION,
                                   a Delaware corporation

By:    /s/Daniel S. Steinberg      By:    /s/ W. Hubert Mathis
       --------------------------         ----------------
Name:  Daniel S. Steinberg         Name:  W. Hubert Mathis
Title:                             Title: Sr. Vice President